SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2014
Date of reporting period: November 30, 2014

Item 1. Annual Report.

Short-Term Bond | STBFX

Bond Income | SBIFX

Core | SCORX

Global High Income | SGHIX

Growth | SSGFX

International | SSIFX

SEXTANT MUTUAL FUNDS

Annual Report

November 30, 2014

Sextant Mutual Funds

Annual Report

November 30, 2014

Performance Summary as of December 31, 2014: (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	0.94%	0.67%	1.47%	2.64%	1.14%
Morningstar Category	1.07%	1.70%	2.31%	2.94%	n/a
% Rank (category size)	49 (524)	84 (435)	79 (378)	69 (271)	n/a

Sextant Bond Income vs. Long-Term Bond Category
Fund Return	8.68%	3.42%	5.17%	4.38%	1.12%
Morningstar Category	11.34%	5.20%	8.65%	6.87%	n/a
% Rank (category size)	59 (35)	74 (24)	100 (17)	100 (5)	n/a

Sextant Core[2] vs. Moderate Allocation Category
Fund Return	5.85%	7.54%	6.70%	n/a	1.01%
Morningstar Category	6.21%	11.72%	9.43%	5.93%	n/a
% Rank (category size)	55 (866)	97 (740)	96 (652)	n/a	n/a

Sextant Global High Income[3] vs. World Allocation Category
Fund Return	3.19%	n/a	n/a	n/a	1.25%
Morningstar Category	1.54%	8.18%	7.14%	5.50%	n/a
% Rank (category size)	29 (534)	n/a	n/a	n/a	n/a

Sextant Growth vs. Large Growth Category
Fund Return	13.32%	18.99%	13.09%	8.07%	0.94%
Morningstar Category	10.00%	19.41%	14.09%	7.68%	n/a
% Rank (category size)	17 (1710)	62 (1528)	72 (1324)	37 (909)	n/a

Sextant International vs. Foreign Large Blend Category
Fund Return	-3.20%	4.00%	2.76%	5.56%	0.66%
Morningstar Category	-4.98%	10.22%	5.04%	4.48%	n/a
% Rank (category size)	22 (750)	98 (650)	92 (583)	24 (313)	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

1 By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated March 27, 2014, and incorporate results for the fiscal year ended November 30, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions, if any.

2 Sextant Core began operations March 30, 2007.

3 Sextant Global High Income Fund began operations March 30, 2012.

† Morningstar 12/31/2014. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 256th of 524 Short-Term Bond funds in the last year, 367th of 435 funds in the last 3 years, 299th of 378 funds in the last 5 years, and 188th of 271 funds in the last 10 years. Sextant Bond Income was 21st of 35 Long-Term Bond funds in the last year, 18th of 24 funds in the last 3 years, 17th of 17 funds in the last 5 years, and 5th of 5 funds in the last 10 years. Sextant Core was 476th of 866 Moderate Allocation funds in the last year, 724th of 740 funds in the last 3 years, and 632nd of 652 funds in the last 5 years. Sextant Global High Income was 157th of 534 World Allocation funds in the last year. Sextant Growth was 286th of 1710 Large Growth funds in the last year, 946th of 1528 funds in the last 3 years, 957th of 1324 funds in the last 5 years, and 333rd of 909 funds in the last 10 years. Sextant International was 166th of 750 Foreign Large Blend funds in the last year, 641st of 650 funds in the last 3 years, 541st of 583 funds in the last 5 years, and 74th of 313 funds in the last 10 years.

2	November 30, 2014 Annual Report

Fellow Shareowners:

2014 was a "goldilocks" market year, and most financial assets appreciated, stimulated by abnormally low interest rates. For the fiscal year ended November 30, 2014, domestic equities performed nicely, and the S&P 500 provided a total return of 16.86%. Sextant Growth was our best fund, returning 16.29%, followed by Sextant Core at 8.41%. During the same period, foreign markets did considerably less well, and the MSCI EAFE Index returned just 0.41%. In contrast, Sextant International returned 1.88% and Sextant Global High Income 5.27%. Continued low interest rates again helped bonds: Sextant Bond Income provided a respectable 7.40% gain, while the more stable Sextant Short-Term Bond returned 0.94%.

Sextant Funds stress low operating expenses and employ a “fulcrum” advisory fee structure that rewards or penalizes Saturna Capital for investment results. This “profit sharing” structure appeals to many informed investors.

The assets of five of the six Sextant Funds increased over the past tweleve months, and overall assets of the Funds now total $181 million. The Funds' annualized expense ratios during the period ranged from 0.75% to 1.16% (see page 59). The Sextant Funds' efficiency is illustrated by the 0.88% asset-weighted average expense ratio of all six funds.

Long-term Results

As long-term investors, we stress the importance of measuring performance over multiple years. This reveals how a fund performed during both good times and bad. The Performance Summary tables (for the calendar year period through December 31, 2014, on page 2, and through November 30, 2014, on page 4) provide comparative returns and Morningstar category rankings so you may review Fund performance for periods of up to 10 years.

Going Forward

In much of the world, economic growth has flatlined. Although reported core inflation is minimal, numerous governments are counting on its eventual return. The impact of low interest rates is declining, and politicians continue to find fiscal restraint a difficult avenue to recovery. At worst, the world could slip into widespread deflation in which prices, wages, and output fall in tandem.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with strong business advantages and balance sheets sturdy enough to navigate more trying times. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that growing corporate earnings mean they will be rewarded.

The United States has ended its stimulative bond-buying programs, but other regions are expanding similar efforts. The transition to higher interest rates is expected to begin shortly, and holders of long-term bonds are at short-term risk of price declines.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Expanded Portfolio Management Team

Saturna Capital has significantly expanded its portfolio management team over the last few years as its business has expanded. The following experienced persons are now managing the Sextant funds:

Sextant Bond Income	Phelps McIlvaine
Sextant Short-Term Bond	Phelps McIlvaine
Sextant Growth	Paul Meeks, CFA
Sextant International	Nicholas Kaiser, CFA
Scott Klimo, CFA, deputy
Sextant Core	J. Peter Nielsen, CFA
Sextant Global High Income	Bryce Fegley, CFA, co-mgr
John Scott, CFA, co-mgr

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

John E. Love,
Independent Board Chairman

November 30, 2014 Annual Report	3

Performance Summary as of November 30, 2014: (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	0.94%	0.88%	1.38%	2.70%	1.14%
Morningstar Category	1.28%	1.95%	2.30%	3.02%	n/a
% Rank (category size)	64 (514)	82 (435)	79 (377)	69 (270)	n/a

Sextant Bond Income vs. Long-Term Bond Category
Fund Return	7.40%	3.68%	4.67%	4.45%	1.12%
Morningstar Category	10.12%	5.77%	7.97%	6.94%	n/a
% Rank (category size)	70 (35)	74 (24)	100 (17)	100 (5)	n/a

Sextant Core[2] vs. Moderate Allocation Category
Fund Return	8.41%	8.35%	7.22%	n/a	1.01%
Morningstar Category	8.40%	12.09%	9.90%	6.26%	n/a
% Rank (category size)	49 (858)	96 (740)	96 (654)	n/a	n/a

Sextant Global High Income[3] vs. World Allocation Category
Fund Return	5.27%	n/a	n/a	n/a	1.25%
Morningstar Category	4.40%	8.65%	7.80%	5.97%	n/a
% Rank (category size)	43 (541)	n/a	n/a	n/a	n/a

Sextant Growth vs. Large Growth Category
Fund Return	16.29%	19.23%	14.15%	8.53%	0.94%
Morningstar Category	14.10%	19.28%	15.01%	8.14%	n/a
% Rank (category size)	27 (1705)	54 (1496)	68 (1324)	37 (905)	n/a

Sextant International vs. Foreign Large Blend Category
Fund Return	1.88%	4.83%	3.85%	6.53%	0.66%
Morningstar Category	0.02%	10.76%	6.15%	5.28%	n/a
% Rank (category size)	22 (760)	97 (670)	92 (598)	22 (326)	n/a

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ending November 30, 2014 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

1 By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated March 27, 2014, and incorporate results for the fiscal year ended November 30, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

2 Sextant Core began operations on March 30, 2007.

3 Sextant Global High Income Fund began operations March 30, 2012.

† Morningstar 11/30/2014. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 329th of 514 Short-Term Bond funds in the last year, 358th of 435 funds in the last 3 years, 301st of 377 funds in the last 5 years, and 186th of 270 funds in the last 10 years. Sextant Bond Income was 25th of 35 Long-Term Bond funds in the last year, 18th of 24 funds in the last 3 years, 17th of 17 funds in the last 5 years, and 5th of 5 funds in the last 10 years. Sextant Core was 418th of 858 Moderate Allocation funds in the last year, 717th of 740 funds in the last 3 years, and 633rd of 654 funds in the last 5 years. Sextant Global High Income was 235th of 541 World Allocation funds in the last year. Sextant Growth was 450th of 1705 Large Growth funds in the last year, 814th of 1496 funds in the last 3 years, 909th of 1324 funds in the last 5 years, and 336th of 905 funds in the last 10 years. Sextant International was 169th of 760 Foreign Large Blend funds in the last year, 656th of 670 funds in the last 3 years, 550th of 598 funds in the last 5 years, and 72nd of 326 funds in the last 10 years.

4	November 30, 2014 Annual Report

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond Fund	0.94%	1.38%	2.70%	1.14%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	0.84%	1.29%	2.89%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2004, to an identical amount invested in the Citigroup Gov.Corp. Investment Grade Bond Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $13,055 versus $13,301 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Jeffries Group LLC 8.50% due 07/15/2019	4.2%	Treasury Notes	8.6%
Murray Street Trust 1 — Goldman Sachs 4.647% due 03/09/2017	4.2%	Banks	7.5%
Cintas Corp No. 2 6.125% due 12/01/2017	4.0%	Chemicals Distribution	6.7%
Broadridge Financial Solutions 6.125% due 06/01/2017	3.9%	Exploration & Production	6.3%
LaClede Gas 2.00% due 08/15/2018	3.9%	Automobile OEM	6.2%
Oracle 5.75% due 04/15/2018	3.7%	Institutional Brokerage	4.2%
General Electric Capital 5.625% due 09/15/2017	3.7%	Apparel, Footwear, Accessory Design	4.0%
Georgia Power 5.70% due 06/01/2017	3.6%	Payment & Data	3.9%
International Game Technology 7.50% due 06/15/2019	3.6%	Utility Networks	3.9%
PotashCorp 3.25% due 12/01/2017	3.4%	Infrastructure Software	3.7%
		Commercial Finance	3.7%
		Power Generation	3.6%
		Casinos & Gambling	3.6%
		Telecom Carriers	3.3%
		Electrical Components	3.3%
		Investment Management	3.3%
		Basic & Diversified Chemicals	3.2%
		Food Manufacturing	3.2%
		Other industries < 3%	15.0%
		Cash and equivalents	2.8%

Industry weightings are shown as a percentage of total net assets.

November 30, 2014 Annual Report	5

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Phelps McIlvaine
Portfolio Manager

Fiscal Year 2014

For the fiscal year ended November 30, 2014, the Sextant Short-Term Bond Fund returned 0.94%. This annual return was below its Morningstar category peer group, which returned 1.28% during the same period. For the five years ending November 30, 2014, the Fund provided a 1.38% annualized total return versus 2.30% for its Morningstar peer category group. During the year, the Fund's share price fell slightly from $5.05 to $5.04. Net investment income, reflecting the market's low rates, fell from 1.20% to 1.14%. Fund shares outstanding rose 5%. Fund assets rose 4.9%. The Fund's 30-day SEC yield was 0.93%, and its unsubsidized 30-day SEC yield was 0.39%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.75%.

Factors Affecting Past Performance

Inconsistent US economic growth, a rising dollar, and a steady decline in inflation expectations validated the decline in US rates. The Federal Reserve Bank transitioned from years of extraordinary open market intervention (actions) to a new period of near-zero short-term rates and "jawboning" (words). Near-zero overnight bank rates limited volatility and returns in short-term securities.

The end of US quantitative easing allowed another decline in long US yields and a significant flattening of the yield curve. The longest duration high-grade securities generated the highest returns. Income investors became more selective on credit allocations. Russia's invasion of the Crimea, Argentina's default, faltering growth in Japan, China and Europe, as well as the US Federal Reserve's normalization rhetoric refocused attention on credit. For the first time in recent memory, the high-yield sector underperformed the BBB sector. Slightly lower returns in Mining and Energy were the exception to otherwise consistent returns in industrial sectors. The historic impairments imposed on Detroit municipal general obligation bondholders and various decisions by Congress and the IRS caused the Build America Bond sector to underperform.

Softer underwriting criteria and bond covenants unleashed record corporate bond supply, leading to a modest increase in corporate spreads. Institutional investors, federal regulators, and central banks worried openly about leveraged carry positions funded in US dollars and secondary market liquidity.

The Fund maintained dollar-weighted average maturity within the "under normal circumstances" three-year area while slightly raising average credit quality. The Fund added to US Treasury bonds and remained overweight high-grade, taxable corporate and municipal bonds.

Looking Forward

For 2015, US central bank policy will diverge from the rest of the world resulting in relatively high US rates, a strong US dollar, and moderating inflation. Unproductive Asian and European debt burdens will hamper growth and weaken currencies. Geopolitical friction may strain international funding for select sovereign issuers and increase demand for US safe-haven assets. Recent significant declines in the price of oil and in long-term breakeven forward inflation rates will allow the Federal Reserve to maintain near-zero overnight rates for longer than expected.

Credit spreads widened slightly in 2014, indicating a new appreciation for creditworthiness and the emergence of a possible floor in credit spreads. With diverging central bank policies, currency values, and regional growth rates, sovereign credit spreads will hold or widen even as rates remain stable or fall further. Investment grade returns will again exceed high-yield returns.

We expect the short curve to remain steep in 2015 and the two-year US Treasury note yield will remain below one percent. It is important to note that as of December 28, 2014, the two-year breakeven forward inflation rate has fallen to just 0.61%. This means that a US Treasury note yielding only 0.71% still carries a 0.10% real positive return. Even at historically low rates, the purchasing power of assets invested in short-term bonds can still grow. Short bonds can continue to provide real returns uncorrelated to other asset classes, lower volatility, and diversification for risk-conscious investors. The re-emergence of positive real rates combined with near-zero or even negative inflation rates reaffirms the value in short-term bonds.

We expect to improve the overall credit quality and marketability of the portfolio as the risk/return ratio of lower-rated paper remains less appealing. The Fund expects to maintain a dollar-weighted average maturity close to three years and reduce the overweight position in corporate and taxable municipal paper.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short-Term Bond" category. The Fund's 12-month return (0.94%) was less than 1% percent below the Morningstar™ average (1.28%) at month-end November 30, 2014. Therefore,no performance adjustment was made, and the basic annual management fee of 0.60% was charged for the month of December 2014. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

6	November 30, 2014 Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 87.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Telecom Carriers
America Movil Sab de CV	2.375% due 09/08/2016	$250,000	$255,315	3.3%

		250,000	255,315	3.3%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Cintas Corp No. 2	6.125% due 12/01/2017	270,000	304,151	4.0%

Automobile OEM
American Honda	1.50% due 09/11/2017	250,000	251,408	3.3%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	226,161	2.9%
		476,000	477,569	6.2%

Casinos & Gambling
International Game Technology	7.50% due 06/15/2019	250,000	276,649	3.6%

		996,000	1,058,369	13.8%

Consumer Staples

Beverages
Coca Cola Hellenic	5.50% due 09/17/2015	175,000	180,644	2.4%

Food Manufacturing
Sara Lee	2.75% due 09/15/2015	245,000	247,963	3.2%

Household Products Manufacturing
Clorox	5.00% due 01/15/2015	200,000	201,063	2.6%

		620,000	629,670	8.2%

Energy

Exploration & Production
Enbridge (Pipeline)	5.60% due 04/01/2017	200,000	219,146	2.9%
Petrobras International Finance	6.125% due 10/06/2016	250,000	261,060	3.4%
		450,000	480,206	6.3%

Power Generation
Georgia Power	5.70% due 06/01/2017	250,000	277,746	3.6%

Refining & Marketing
Ultramar Diamond Shamrock	7.20% due 10/15/2017	189,000	215,110	2.8%

		889,000	973,062	12.7%

Financials

Banks
BNP Paribas	2.375% due 09/14/2017	250,000	255,573	3.3%
Murray Street Trust 1 — Goldman Sachs	4.647% due 03/09/2017	300,000	320,121	4.2%
		550,000	575,694	7.5%

Commercial Finance
General Electric Capital	5.625% due 09/15/2017	250,000	279,312	3.7%

Institutional Brokerage
Jeffries Group	8.50% due 07/15/2019	265,000	325,253	4.2%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	7

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 87.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Financials (continued)

Investment Management
BlackRock	3.50% due 12/10/2014	$250,000	$250,162	3.3%

Payment & Data
Broadridge Financial Solutions	6.125% due 06/01/2017	275,000	300,960	3.9%

Retail REIT
Simon Property Group	5.10% due 06/15/2015	220,000	225,406	2.9%

		1,810,000	1,956,787	25.5%

Industrials

Electrical Components
ABB Finance	1.625% due 05/08/2017	250,000	251,834	3.3%

Rail Freight Transportation
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	220,823	2.9%

		450,000	472,657	6.2%

Materials

Basic & Diversified Chemicals
Air Products & Chemicals	1.20% due 10/15/2017	250,000	248,688	3.2%

Chemicals Distribution
PotashCorp	3.25% due 12/01/2017	250,000	262,297	3.4%
Sherwin Williams	1.35% due 12/15/2017	250,000	249,391	3.3%
		500,000	511,688	6.7%

		750,000	760,376	9.9%

Technology

Infrastructure Software
Oracle	5.75% due 04/15/2018	250,000	284,030	3.7%

		250,000	284,030	3.7%

Utilities

Utility Networks
LaClede Gas	2.00% due 08/15/2018	300,000	299,424	3.9%

		300,000	299,424	3.9%

Total Corporate Bonds		6,315,000	6,689,690	87.2%

Municipal Bonds — 1.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Kansas City Special Facility Revenue	4.25% due 09/01/2016	110,000	113,169	1.4%

		110,000	113,169	1.4%

Continued on next page.
8	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments

US Government Bonds — 8.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Treasury Notes

United States Treasury Note	2.50% due 06/30/2017	$143,000	$149,446	1.9%
United States Treasury Note	2.75% due 12/31/2017	142,000	149,743	2.0%
United States Treasury Note	2.625% due 01/31/2018	141,000	148,193	1.9%
United States Treasury Note	2.75% due 02/15/2019	200,000	211,547	2.8%

		626,000	658,929	8.6%

Total investments	(Cost = $7,441,594)	$7,051,000	7,461,788	97.2%
Other assets (net of liabilities)			211,877	2.8%
Total net assets			$7,673,665	100.0%

Bond Quality Diversification

Rated "Aa3"	2.9%
Rated "A1"	22.6%
Rated "A2"	16.7%
Rated "A3"	13.2%
Rated "Baa1"	16.0%
Rated "Baa2"	9.8%
Rated "Baa3"	4.2%
Not rated	11.8%
Cash and equivalents	2.8%

Based on total net assets as of November 30, 2014.
Not rated bonds include 8.6% of US Government issued securities.

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $7,441,594)	$7,461,788
Cash	121,642
Interest receivable	94,426
Receivable for Fund shares sold	2,060
Total assets	7,679,916
Liabilities
Payable to affiliates	3,586
Accrued expenses	2,269
Accrued distribution fee	367
Distributions payable	29
Total liabilities	6,251
Net Assets	$7,673,665

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,662,573
Undistributed net investment income	1,308
Accumulated net realized loss	(10,410)
Unrealized net appreciation on investments	20,194
Net assets applicable to Fund shares outstanding	$7,673,665

Fund shares outstanding	1,521,191

Net asset value, offering, and redemption price per share	$5.04

Statement of Operations
Year ended November 30, 2014

Investment income
Interest income	$142,044
Gross investment income	142,044
Expenses
Investment adviser fees	45,149
Filing and registration fees	18,823
Distribution fees	18,812
Audit fees	5,071
Retirement plan custodial fees	3,199
Printing and postage	1,908
Chief Compliance Officer expenses	1,754
Trustee fees	1,320
Other expenses	777
Custodian fees	336
Legal fees	182
Total gross expenses	97,331
Less adviser fees waived	(40,380)
Less custodian fee credits	(336)
Net expenses	56,615
Net investment income	$85,429

Net realized gain from investments	$3,938
Net decrease in unrealized appreciation on investments	(6,886)
Net loss on investments	($2,948)

Net increase in net assets resulting from operations	$82,481

10	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$85,429	$92,977
Net realized gain on investments	3,938	21,302
Net decrease in unrealized appreciation	(6,886)	(75,115)
Net increase in net assets	82,481	39,164
Distributions to shareowners from
Net investment income	(85,429)	(92,977)
Capital share transactions
Proceeds from sales of shares	1,678,931	2,407,968
Value of shares issued in reinvestment of dividends	84,582	92,022
Cost of shares redeemed	(1,393,992)	(1,827,832)
Net increase in net assets	369,521	672,158
Total increase in net assets	366,573	618,345

Net assets
Beginning of year	7,307,092	6,688,747
End of year	7,673,665	7,307,092

Undistributed net investment income	$1,308	$1,308

Shares of the Fund sold and redeemed
Number of shares sold	332,775	475,701
Number of shares issued in reinvestment of dividends	16,767	18,254
Number of shares redeemed	(276,221)	(364,256)
Net increase in number of shares outstanding	73,321	129,699

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$5.05	$5.07	$5.10	$5.12	$5.10
Income from investment operations
Net investment income	0.06	0.06	0.07	0.09	0.12
Net gain (loss) on securities (both realized and unrealized)	(0.01)	(0.02)	(0.03)	(0.02)	0.02
Total from investment operations	0.05	0.04	0.04	0.07	0.14
Less distributions
Dividends (from net investment income)	(0.06)	(0.06)	(0.07)	(0.09)	(0.12)
Total distributions	(0.06)	(0.06)	(0.07)	(0.09)	(0.12)
Paid-in capital from early redemption fees	n/a	n/a	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of year	$5.04	$5.05	$5.07	$5.10	$5.12

Total return	0.94%	0.82%	0.89%	1.42%	2.87%

Ratios / supplemental data
Net assets ($000), end of year	$7,674	$7,307	$6,689	$6,086	$5,136
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.29%	1.14%	1.26%	1.33%	1.34%
After fee waivers	0.76%	0.76%	0.76%	0.75%	0.76%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.14%	1.20%	1.47%	1.79%	2.42%
Portfolio turnover rate	14%	50%	26%	14%	27%
[1]Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	11

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Bond Income Fund	7.40%	4.67%	4.45%	1.12%
Citigroup Broad Investment Grade Bond Index	5.28%	4.02%	4.90%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2004, to an identical amount invested in the Citigroup Broad Investment Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,459 versus $16,135 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.89%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond 5.375% due 02/15/2031	6.9%	Municipal General Obligation	21.1%
American Municipal Power Ohio Rev. 7.20% due 02/15/2029	4.2%	Municipal Revenue	9.9%
Vale Canada (Inco) 7.20% due 09/15/2032	3.9%	Treasury Bonds	6.9%
Becton Dickinson 6.7% due 08/01/2028	3.9%	Large Pharmaceuticals	5.2%
Puget Sound Energy 7.02% due 12/01/2027	3.8%	Integrated Utilities	4.6%
Merck & Co. (Schering) 6.50% due 12/01/2033	3.7%	Mining Services	3.9%
Blaine Co. ID SCD #61 Hailey 5.25% due 08/01/2020	3.5%	Medical Equipment	3.9%
Boeing 6.125% due 02/15/2033	3.5%	Power Generation	3.8%
Canadian Natural Resources 6.45% due 06/30/2033	3.4%	Commercial Aircraft	3.5%
UBS AG Stamford CT 7.75% due 09/01/2026	3.3%	Exploration & Production	3.4%
		Institutional Brokerage	3.3%
		Generic Pharmaceuticals	3.2%
		Banks	3.1%
		Foreign Government Bonds	2.9%
		Treasury Notes	2.9%
		Integrated Oils	2.2%
		Other industries < 2%	8.8%
		Cash and equivalents	7.4%

Industry weightings are shown as a percentage of total net assets.

12	November 30, 2014 Annual Report

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Phelps McIlvaine
Portfolio Manager

Fiscal Year 2014

For the fiscal year ended November 30, 2014, the Sextant Bond Income Fund returned 7.40%. The Fund's Morningstar Category "Long-Term Bond" peer group returned 10.12% during the same period. The Fund's 30-day SEC yield was 2.24%, and its unsubsidized 30-day SEC yield was 2.03%. The Fund's share price rose from $5.05 to $5.26. For the five years ended November 30, 2014, the Fund provided an annualized total return of 4.67%, below the 7.97% annualized return for the Morningstar peer group category. 2014 net investment income decreased to 3.07%. Fund shares outstanding rose 7.3% with total net assets rising 12% during fiscal 2014. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio was 0.90%.

Factors Affecting Past Performance

Inconsistent US economic growth, a rising dollar, and a steady decline in inflation expectations validated the decline in US rates. The Federal Reserve Bank transitioned from years of extraordinary open market intervention (actions) to a new period of near-zero short-term rates and "jawboning" (words). Near-zero overnight bank rates limited volatility and returns in short-term securities.

The end of US quantitative easing allowed another decline in long US yields and a significant flattening of the yield curve. The longest duration high-grade securities generated the highest returns. Income investors became more selective on credit allocations. Russia's invasion of the Crimea, Argentina's default, faltering growth in Japan, China and Europe, as well as the US Federal Reserve's normalization rhetoric refocused attention on credit. For the first time in recent memory, the high-yield sector underperformed the BBB sector. Slightly lower returns in Mining and Energy were the exception to otherwise consistent returns in industrial sectors. The historic impairments imposed on Detroit municipal general obligation bondholders and various decisions by Congress and the IRS caused the Build America Bond sector to underperform.

Softer underwriting criteria and bond covenants unleashed record corporate bond supply, leading to a modest increase in corporate spreads. Institutional investors, federal regulators, and central banks worried openly about leveraged carry positions funded in US dollars and secondary market liquidity.

The Fund maintained dollar-weighted average maturity within the "under normal circumstances" ten-year area while slightly raising average credit quality. The Fund added to US Treasury bonds and remained overweight high-grade, taxable corporate and municipal bonds.

Looking Forward

For 2015, US central bank policy will diverge from the rest of the world resulting in relatively high US rates, a strong US dollar, and moderating inflation. Unproductive Asian and European debt burdens will hamper growth and weaken currencies. Geopolitical friction may strain international funding for select sovereign issuers and increase demand for US safe-haven assets. Recent significant declines in the price of oil and in long-term breakeven forward inflation rates will allow the Federal Reserve to maintain near-zero overnight rates for longer than expected.

Credit spreads widened slightly in 2014, indicating a new appreciation for creditworthiness and the emergence of a possible floor in credit spreads. With diverging central bank policies, currency values, and regional growth rates, sovereign credit spreads will hold or widen even as rates remain stable or fall further. Investment grade returns will again exceed high-yield returns.

We expect the long end of the curve will flatten further in 2015 as investors continue to pour money into long bonds. The re-emergence of positive real rates combined with negative inflation rates will continue to boost demand for long bonds from retirees and underfunded pensions. While US economic growth and employment may show continued improvement, Europe or Asia will continue to struggle. Global Inflation will continue to slow. It is essential for bond investors to recognize the difference between a normalization of US bond yields after a period of deliberate suppression by the Federal Reserve and a cyclical bottom in rates. We expect another year of positive returns for intermediate and long-term bonds.

The Fund expects to maintain and/or extend duration in the coming year. We expect to improve the overall credit quality and marketability of the portfolio as the risk/return ratio of lower-rated paper remains less appealing.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Long-Term Bond" category. The Fund's 12-month return (7.40%) was more than 2% below the Morningstar™ category average (10.12%) at month-end November 30, 2014. Therefore, the basic annual management fee of 0.60% was decreased by the maximum 0.20% to 0.40% for the month of December 2014. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

November 30, 2014 Annual Report	13

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 48.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Auto Retail Stores
AutoZone	5.50% due 11/15/2015	$95,000	$99,260	1.2%

		95,000	99,260	1.2%

Energy

Exploration & Production
Canadian Natural Resources	6.45% due 06/30/2033	225,000	272,831	3.4%

Integrated Oils
ConocoPhillips	6.00% due 01/15/2020	150,000	176,075	2.2%

Oil & Gas Services
Baker Hughes	6.875% due 01/15/2029	100,000	131,366	1.7%

		475,000	580,272	7.3%

Financials

Banks
Bank of Nova Scotia Yankee	3.00% due 11/16/2026	250,000	244,491	3.1%

Institutional Brokerage
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	260,729	3.3%

Property & Casualty
St. Pauls Travelers Insurance	5.50% due 12/01/2015	125,000	131,201	1.6%

		575,000	636,421	8.0%

Health Care

Generic Pharmaceuticals
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	257,042	3.2%

Large Pharmaceuticals
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	293,154	3.7%
Pharmacia	6.50% due 12/01/2018	100,000	117,890	1.5%
		315,000	411,044	5.2%

Medical Equipment
Becton Dickinson	6.7% due 08/01/2028	240,000	310,817	3.9%

		805,000	978,903	12.3%

Industrials

Agricultural Machinery
Deere & Co.	8.10% due 05/15/2030	95,000	142,452	1.8%

Commercial Aircraft
Boeing	6.125% due 02/15/2033	215,000	279,939	3.5%

		310,000	422,391	5.3%

Continued on next page.
14	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 48.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Materials

Basic & Diversified Chemicals
Air Products & Chemicals	8.75% due 04/15/2021	$50,000	$65,563	0.8%

Mining Services
Vale Canada (Inco)	7.20% due 09/15/2032	275,000	311,112	3.9%

Raw Material Suppliers
BHP Finance USA	5.25% due 12/15/2015	125,000	131,078	1.7%

		450,000	507,753	6.4%

Utilities

Integrated Utilities
Entergy Louisiana	5.40% due 11/01/2024	200,000	236,296	3.0%
Florida Power & Light	5.95% due 10/01/2033	100,000	130,848	1.6%
		300,000	367,144	4.6%

Power Generation
Puget Sound Energy	7.02% due 12/01/2027	237,000	305,548	3.8%

		537,000	672,692	8.4%

Total Corporate Bonds		3,247,000	3,897,692	48.9%

Government Bonds — 2.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds
Quebec Canada Yankee	7.125% due 02/09/2024	175,000	233,337	2.9%

		175,000	233,337	2.9%

Municipal Bonds — 31.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	281,635	3.5%
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	154,266	1.9%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	225,138	2.8%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	163,928	2.1%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	200,639	2.5%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	173,800	2.2%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	231,586	2.9%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	254,856	3.2%

		1,530,000	1,685,848	21.1%

Revenue

American Municipal Power Ohio Rev.	7.20% due 02/15/2029	250,000	333,492	4.2%
Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	250,000	259,593	3.3%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	193,499	2.4%

		660,000	786,584	9.9%

Total Municipal Bonds		2,190,000	2,472,432	31.0%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	15

Sextant Bond Income Fund

Schedule of Investments
US Government Bonds — 9.8%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Treasury Bonds
United States Treasury Bond	5.375% due 02/15/2031	$400,000	$550,875	6.9%

		400,000	550,875	6.9%

Treasury Notes
United States Treasury Note	5.25% due 02/15/2029	170,000	226,459	2.9%

		170,000	226,459	2.9%

Total US Government Bonds		570,000	777,334	9.8%

Total investments	(Cost = $6,874,316)	$6,182,000	7,380,795	92.6%
Other assets (net of liabilities)			585,794	7.4%
Total net assets			$7,966,589	100.0%

Bond Quality Diversification

Rated "Aaa"	5.4%
Rated "Aa2"	9.8%
Rated "Aa3"	3.5%
Rated "A1"	9.1%
Rated "A2"	18.7%
Rated "A3"	11.3%
Rated "Baa1"	4.6%
Rated "Baa2"	3.9%
Rated "Baa3"	5.2%
Not rated	21.1%
Cash and equivalents	7.4%

Based on total net assets as of November 30, 2014.
Not rated bonds include 9.8% of US Government issued securities

Source: Moody's Investors Services.

16	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $6,874,316)	$7,380,795
Cash	805,465
Interest receivable	98,448
Receivable for Fund shares sold	2,833
Insurance reserve premium	401
Total assets	8,287,942
Liabilities
Payable for security purchases	314,253
Payable to affilliates	4,846
Accrued expenses	1,815
Accrued distribution fee	380
Distributions payable	59
Total liabilities	321,353
Net assets	$7,966,589

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,494,457
Undistributed net investment income	93
Accumulated net realized loss	(34,440)
Unrealized net appreciation on investments	506,479
Net assets applicable to Fund shares outstanding	$7,966,589

Fund shares outstanding	1,513,208

Net asset value, offering, and redemption price per share	$5.26

Statement of Operations
Year ended November 30, 2014

Investment income
Interest income	$295,468
Gross investment income	295,468
Expenses
Investment adviser fees	44,643
Distribution fees	18,591
Filing and registration fees	17,694
Audit fees	5,069
Retirement plan custodial fees	2,207
Printing and postage	1,972
Chief Compliance Officer expenses	1,698
Trustee fees	1,342
Other expenses	733
Custodian fees	334
Legal fees	192
Total gross expenses	94,475
Less adviser fees waived	(26,974)
Less custodian fee credits	(334)
Net expenses	67,167
Net investment income	$228,301

Net realized gain on securities sold	$3,415
Net increase in unrealized appreciation on investments	312,644
Net gain on investments	$316,059

Net increase in net assets resulting from operations	$544,360

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$228,301	$239,703
Net realized gain on investments	3,415	804
Net increase (decrease) in unrealized appreciation	312,644	(518,569)
Net increase (decrease) in net assets	544,360	(278,062)
Distributions to shareowners from
Net investment income	(228,208)	(239,703)
Capital share transactions
Proceeds from sales of shares	746,755	696,753
Value of shares issued in reinvestment of dividends	226,784	236,870
Cost of shares redeemed	(440,533)	(1,220,041)
Net increase (decrease) in net assets	533,006	(286,418)
Total increase (decrease) in net assets	849,158	(804,183)

Net assets
Beginning of year	7,117,431	7,921,614
End of year	7,966,589	7,117,431

Undistributed net investment income	$93	$-

Shares of the Fund sold and redeemed
Number of shares sold	144,870	132,048
Number of shares issued in reinvestment of dividends	43,873	45,578
Number of shares redeemed	(86,173)	(231,174)
Net increase (decrease) in number of shares outstanding	102,570	(53,548)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$5.05	$5.41	$5.19	$5.03	$4.96
Income from investment operations
Net investment income	0.16	0.17	0.17	0.18	0.19
Net gain (loss) on securities (both realized and unrealized)	0.21	(0.36)	0.22	0.16	0.07
Total from investment operations	0.37	(0.19)	0.39	0.34	0.26
Less distributions
Dividends (from net investment income)	(0.16)	(0.17)	(0.17)	(0.18)	(0.19)
Total distributions	(0.16)	(0.17)	(0.17)	(0.18)	(0.19)
Paid-in capital from early redemption fees	n/a	-	-	0.00[1]	0.00[1]

Net asset value at end of year	$5.26	$5.05	$5.41	$5.19	$5.03

Total return	7.40%	(3.59)%	7.64%	6.95%	5.43%

Ratios / supplemental data
Net assets ($000), end of year	$7,967	$7,117	$7,922	$6,786	$5,418
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.27%	1.12%	1.36%	1.26%	1.24%
After fee waivers	0.91%	0.90%	0.91%	0.91%	0.91%
After fee waivers and custodian fee credits	0.90%	0.89%	0.90%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.07%	3.23%	3.23%	3.56%	3.89%
Portfolio turnover rate	13%	8%	6%	14%	10%
[1]Amount is less than $0.01

18	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Core Fund	8.41%	7.22%	n/a	1.01%
Dow Jones Moderate US Portfolio Index	6.91%	9.32%	6.72%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 (the Fund's inception), to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $14,270 versus $15,166 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Republic of Chile 3.875% due 08/05/2020	2.5%	Banks	7.1%
Fannie Mae 2.00% due 05/16/2017	2.3%	Telecom Carriers	6.3%
Bellsouth Capital Funding 7.875% due 02/15/2030	2.3%	Large Pharmaceuticals	5.3%
3M	2.2%	Foreign Government Bonds	4.7%
Nike	2.0%	Beverages	3.5%
Medivation	2.0%	Integrated Oils	3.2%
Express Scripts	1.9%	Commercial & Residential Building Equipment & Systems	3.0%
NRG Energy	1.8%	Household Products Manufacturing	3.0%
Chubb	1.8%	Semiconductor Devices	2.8%
HSBC Holdings ADS	1.7%	Industrial Automation Controls	2.7%
		Municipal General Obligation	2.6%
		Apparel, Footwear, Accessory Design	2.5%
		Utility Networks	2.5%
		Mortgage Finance	2.3%
		Containers & Packaging Manufacturing	2.2%
		Biotech	2.0%
		Other industries <2%	39.1%
		Cash and equivalents	5.2%

Industry weightings are shown as a percentage of total net assets.

November 30, 2014 Annual Report	19

Sextant Core Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Peter Nielsen MBA, CFA, CIPM
Portfolio Manager

Fiscal Year 2014

For the fiscal year ended November 30, 2014 capital markets displayed great resilience in the face of uncertainty. We witnessed the Federal Reserve end its so-called QE3 bond-buying program, but interest rates declined instead of rising as conventional wisdom expected. Equity market volatility remained subdued. The Sextant Core Fund returned 8.41%, beating its Dow Jones Moderate Portfolio benchmark by 1.50%. Performance was supported by the Fund's emphasis on companies with strong balance sheets and cash flows that allow dividend growth.

Factors Affecting Past Performance

Equities
The Sextant Core Fund's mandate requires a 60% weight in equities with two-thirds exposure to US-domiciled companies and one-third exposure to foreign-domiciled companies. The Fund's equity performance was hampered by an underweight position in Information Technology, which continues to be the single biggest drag on performance. The challenge for the Fund is to find appropriately priced technology stocks, particularly given the Fund's income orientation. In addition, the Fund was overweight the Energy sector. Despite the dramatic fall in oil prices over the past few months, the Sextant Core Fund still managed to outperform as pipeline operator Williams Companies produced a 52.87% total return for the fiscal year. The Consumer Staples sector was negatively impacted by the poor performance of Brazilian beverage company Ambev, which returned -0.01% denominated in local currency, but -9.30% after the effects of US dollar exchange.

Interest rate sensitive stocks, such as Utilities, continue to provide support to portfolio performance. The Fund remains overweight the sector as it moves toward more environmentally sensitive forms of energy. Other stocks supporting performance included prostate cancer drug developer Medivation (+51.81%), Lowe's (+36.70%), and Taiwan Semiconductor (+35.29%).

Fixed Income
The decline in interest rates contributed to further tightening of the spread between government and corporate yields, and the Fund's overweight in corporate bonds helped the fixed income portion of the portfolio. Despite having lower than benchmark duration (a measure of interest rate sensitivity), the fixed income portion of the portfolio outperformed due to yield curve positioning and underweighting government and securitized debt.

The Fund's slightly lower credit profile relative to its benchmark also supported excess returns. However, given the current pricing of corporate bond spreads, the Fund has actively improved its overall credit profile to "A" as bonds rolled off. While fixed income security prices are high, certain sectors and geographies present opportunities. Financials, for example, continue to see spreads larger than other sectors given the persistent hangover from the financial crisis. Heightened regulation, although a burden to financial institutions, offers some comfort to fixed income investors as it imposes industry limits on credit exposure and leverage. We also see opportunities in certain emerging market bonds.

Looking Forward

Equity returns have long been supported by earnings growth, share buybacks, dividend increases, and corporate acquisitions. As long as capital allocation promotes further development of shareholder value, investors will remain supportive of higher than average valuation levels. In this sixth year following the financial crisis, evidence suggests a relative decline in US company stock buybacks. This, combined with a strengthening dollar, presents a headwind for earnings growth going forward. The question for 2015 is how corporations will add to shareholder value in the face of these issues. Markets may be hesitant to bid up stocks to the extent they did in recent years given that Federal Reserve policy change is likely in fiscal 2015. If we are entering a low return environment, then active management becomes more important than ever in our view.

The Sextant Core Fund seeks to manage these risks by following its mission to diversify. The Fund's policy requires a target of 40% exposure to US equities, 20% exposure to foreign equities, 25% exposure to fixed income securities with maturities longer than three years, and 15% exposure to fixed income instruments with maturities less than three years. The Fund also seeks to diversify its positions across sectors and industries. While the US economy continues to improve, high current security valuations are concerning. Through asset class and industry diversification, we offer our investors the opportunity to manage risk inherent in the capital markets today.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Moderate Allocation" category. The Fund's 12-month return (8.41%) was less than one percent above the Morningstar™ category average (8.40%) as of November 30, 2014. Therefore, the basic 0.60% annual management fee was not performance-adjusted for the month of December 2014.

20	November 30, 2014 Annual Report

Sextant Core Fund

Schedule of Investments

Common Stocks — 56.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
AT&T	3,000	$92,759	$106,140	United States	1.2%
Telenor	3,500	81,385	74,013	Norway	0.9%
Vodafone Group ADS	1,363	64,150	49,818	United Kingdom	0.6%

		238,294	229,971		2.7%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Nike	1,800	51,646	178,722	United States	2.0%
Prada ADR	3,500	70,259	45,003	Italy	0.5%
		121,905	223,725		2.5%

Automobile OEM
Bayerische Motoren Werke	500	55,812	57,265	Germany	0.7%

E-Commerce Discretionary
eBay[2]	2,000	105,719	109,760	United States	1.3%

Home Products Stores
Lowe's	2,000	68,593	127,660	United States	1.5%

Passenger Transportation
LATAM Airlines ADS²	10,048	134,376	119,571	Chile	1.4%

		486,405	637,981		7.4%

Consumer Staples

Beverages
Ambev ADR	10,000	60,610	65,500	Brazil	0.8%
Nestlé ADS	400	29,892	30,020	Switzerland	0.3%
PepsiCo	1,000	66,423	100,100	United States	1.2%
		156,925	195,620		2.3%

Household Products Manufacturing
Kimberly-Clark	925	59,026	107,846	United States	1.2%
Procter & Gamble	900	58,842	81,387	United States	0.9%
Unilever ADS	1,850	58,335	77,959	United Kingdom	0.9%
		176,203	267,192		3.0%

		333,128	462,812		5.3%

Energy

Exploration & Production
Devon Energy	1,800	116,362	106,146	United States	1.2%

Integrated Oils
ConocoPhillips	2,000	103,522	132,140	United States	1.5%
Statoil ADS	4,503	109,385	86,052	Norway	1.0%
Total ADS	1,100	60,836	61,193	France	0.7%
		273,743	279,385		3.2%

Midstream-Oil & Gas
Williams Companies	2,000	36,220	103,500	United States	1.2%

		426,325	489,031		5.6%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	21

Sextant Core Fund

Schedule of Investments

Common Stocks — 56.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Banks
HSBC Holdings ADS	3,000	$150,200	$149,250	United Kingdom	1.7%
PNC Bank	1,250	83,780	109,338	United States	1.3%
Toronto-Dominion Bank	2,500	97,400	126,225	Canada	1.5%
		331,380	384,813		4.5%

Property & Casualty
Chubb	1,500	95,336	154,575	United States	1.8%

		426,716	539,388		6.3%

Health Care

Biotech
Medivation[2]	1,500	114,326	173,835	United States	2.0%

Health Care Supply Chain
Express Scripts[2]	2,000	78,650	166,300	United States	1.9%

Large Pharmaceuticals
Abbott Laboratories	2,000	66,354	89,020	United States	1.0%
Johnson & Johnson	900	54,761	97,425	United States	1.1%
Novo Nordisk ADS	2,750	51,711	125,015	Denmark	1.5%
Sanofi ADS	3,037	131,662	146,657	France	1.7%
		304,488	458,117		5.3%

Medical Equipment
Halyard Health[2]	115	2,560	4,509	United States	0.1%

Specialty Pharmaceuticals
Salix Pharmaceuticals²	1,000	97,388	102,690	United States	1.2%

		597,412	905,451		10.5%

Industrials

Fabricating Metal & Hardware Manufacturing
Valmont Industries	750	100,938	101,415	United States	1.2%

Flow Control Equipment
Parker Hannifin	500	29,672	64,515	United States	0.8%

Industrial Automation Controls
Honeywell International	1,250	67,321	123,837	United States	1.4%

Infrastructure Construction
Companhia de Concessoes Rodoviarias	1,500	11,839	10,315	Brazil	0.1%

Rail Freight Transportation
Canadian National Railway	1,600	40,237	113,680	Canada	1.3%

		250,007	413,762		4.8%

Materials

Basic & Diversified Chemicals
Praxair	700	44,349	89,866	United States	1.0%

Containers & Packaging Manufacturing
3M	1,200	104,586	192,108	United States	2.2%

Raw Materials Suppliers
BHP Billiton ADS	650	31,866	33,560	Australia	0.4%

Continued on next page.
22	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments

Common Stocks — 56.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Materials (continued)

Specialty Chemicals
BASF ADR	400	$22,550	$36,214	Germany	0.4%
RPM International	2,000	51,772	95,400	United States	1.1%
		74,322	131,614		1.5%

Steel Producers
Nucor	800	48,085	42,904	United States	0.5%

		303,208	490,052		5.6%

Technology

Semiconductor Devices
Qualcomm	1,750	109,359	127,575	United States	1.5%
Xilinx	2,500	101,993	113,600	United States	1.3%
		211,352	241,175		2.8%

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	3,034	23,594	71,208	Taiwan	0.8%

		234,946	312,383		3.6%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	130,487	United States	1.5%

Power Generation
NRG Energy	5,000	130,306	156,300	United States	1.8%

Utility Networks
Sempra Energy	1,000	67,669	111,730	United States	1.3%

		288,619	398,517		4.6%

Total Common Stocks		$3,585,060	$4,879,348		56.4%

Corporate Bonds — 27.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Telecom Carriers
America Movil	5% due on 03/30/2020	$100,000	$110,946	1.3%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	200,545	2.3%

		250,000	311,491	3.6%

Consumer Discretionary

Commercial & Residential Building Equipment & Systems
ADT	4.125% due 06/15/2023	150,000	136,125	1.6%

		150,000	136,125	1.6%

Consumer Staples

Beverages
Coca Cola Hellenic	5.50% due 09/17/2015	100,000	103,225	1.2%

		100,000	103,225	1.2%

Energy

Utility Networks
Boardwalk Pipelines	5.50% due 02/01/2017	100,000	107,024	1.2%

		100,000	107,024	1.2%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	23

Sextant Core Fund

Schedule of Investments

Corporate Bonds — 27.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Financials

Banks
Branch Banking & Trust	5.625% due 09/15/2016	$100,000	$107,976	1.2%
Wilmington Trust	8.50% due 04/02/2018	100,000	118,344	1.4%
		200,000	226,320	2.6%

Commercial Finance
General Electric Capital	5.35% due 04/15/2022	101,000	112,042	1.3%

Consumer Finance
American Express	5.50% due 09/12/2016	100,000	107,932	1.2%
Western Union	5.93% due 10/01/2016	30,000	32,493	0.4%
		130,000	140,425	1.6%

Insurance Services & Other
Partnerre Finance	5.50% due 06/01/2020	100,000	113,285	1.3%

Investment Management
Blackstone Holdings	5.875% due 03/15/2021	100,000	116,698	1.3%

Security & Commodity Exchanges
NASDAQ OMX Group	5.55% due 01/15/2020	50,000	55,574	0.6%

		681,000	764,344	8.7%

Health Care

Health Care Supplies
Becton Dickinson	3.125% due 11/08/2021	100,000	100,192	1.2%

		100,000	100,192	1.2%

Industrials

Agricultural Machinery
John Deere Capital	2.25% due 06/07/2016	100,000	102,504	1.2%

Commercial & Residential Building Equipment & Systems
Tyco International	8.50% due 01/15/2019	100,000	122,006	1.4%

Construction & Mining Machinery
Joy Global	6.00% due 11/15/2016	100,000	108,760	1.2%

Industrial Automation Controls
Emerson Electric	5.375% due 10/15/2017	100,000	111,512	1.3%

Transportation Logistics Services
Ryder System	5.85% due 11/01/2016	100,000	108,633	1.3%

		500,000	553,415	6.4%

Materials

Chemicals Distribution
Air Products & Chemicals	4.375% due 08/21/2019	100,000	110,250	1.3%

		100,000	110,250	1.3%

Technology

Communications Equipment
Cisco Systems	2.90% due 03/04/2021	100,000	103,227	1.2%

Computer Hardware
Hewlett-Packard	2.35% due 03/15/2015	100,000	100,436	1.2%

		200,000	203,663	2.4%

Total Corporate Bonds		2,181,000	2,389,729	27.6%

Continued on next page.
24	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments

Government Agency Bonds — 2.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Mortgage Finance
Fannie Mae	2.00% due 05/16/2017	$200,000	$204,400	2.3%

		200,000	204,400	2.3%

Government Bonds — 4.7%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds
Government of Mexico	4.00% due 10/02/2023	100,000	105,125	1.2%
New Zealand Government	5.50% due 04/15/2023	100,000	87,226	1.0%
Republic of Chile	3.875% due 08/05/2020	200,000	215,750	2.5%

		400,000	408,101	4.7%

Municipal Bonds — 3.8%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation
Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	111,040	1.3%
Skagit SCD #1	4.613% due 12/01/2022	100,000	112,513	1.3%

		200,000	223,553	2.6%

Revenue Bonds
New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	102,034	1.2%

		100,000	102,034	1.2%

Total Municipal Bonds		300,000	325,587	3.8%

Total investments	(Cost = $6,853,682)		8,207,165	94.8%
Other assets (net of liabilities)			448,792	5.2%
Total net assets			$8,655,957	100.0%
[1] Country of domicile unless no countries are otherwise indicated [2] Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Bond Quality Diversification

Rated "Aaa"	3.6%
Rated "Aa1"	1.3%
Rated "Aa2"	1.2%
Rated "Aa3"	2.5%
Rated "A1"	2.5%
Rated "A2"	6.3%
Rated "A3"	6.3%
Rated "Baa1"	5.1%
Rated "Baa2"	1.6%
Rated "Baa3"	1.8%
Rated "Ba2"	1.6%
Not rated	4.6%
Equity	56.4%
Cash and equivalents	5.2%

Based on total net assets as of November 30, 2014.

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	25

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $6,853,682)	$8,207,165
Cash	533,110
Dividends and interest receivable	47,652
Receivable for Fund shares sold	4,037
Total assets	8,791,964
Liabilities
Payable for security purchases	114,643
Accrued expenses	9,610
Payable to affiliates	6,321
Payable for Fund shares redeemed	5,022
Accrued distribution fee	411
Total liabilities	136,007
Net assets	$8,655,957

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,302,484
Unrealized net appreciation on investments	1,353,473
Net assets applicable to Fund shares outstanding	$8,655,957

Fund shares outstanding	696,309

Net asset value, offering, and redemption price per share	$12.43

Statement of Operations
Year ended November 30, 2014

Investment income
Dividends (net of foreign tax of $6,251)	$143,224
Interest income	91,109
Gross investment income	234,333
Expenses
Investment adviser fees	34,842
Filing and registration fees	22,475
Distribution fees	19,268
Audit fees	5,069
Printing and postage	2,038
Retirement plan custodial fees	2,006
Chief Compliance Officer expenses	1,721
Trustee fees	1,353
Other expenses	718
Custodian fees	366
Legal fees	194
Total gross expenses	90,050
Less custodian fee credits	(366)
Net expenses	89,684
Net investment income	$144,649

Net realized gain from investments and foreign currency	$262,043
Net increase in unrealized appreciation on investments and foreign currency	191,151
Net gain on investments	$453,194

Net increase in net assets resulting from operations	$597,843

26	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$144,649	$121,276
Net realized gain on investments	262,043	201,245
Net increase in unrealized appreciation	191,151	426,769
Net increase in net assets	597,843	749,290
Distributions to shareowners from
Net investment income	(144,495)	(124,229)
Capital gains	(86,744)	-
Total distriubtions	(231,239)	(124,229)
Capital share transactions
Proceeds from sales of shares	1,821,837	992,609
Value of shares issued in reinvestment of dividends	231,239	124,229
Cost of shares redeemed	(723,651)	(1,900,829)
Net increase (decrease) in net assets	1,329,425	(783,991)
Total increase (decrease) in net assets	1,696,029	(158,930)

Net assets
Beginning of year	6,959,928	7,118,858
End of year	8,655,957	6,959,928

Undistributed net investment income (loss)	$-	$(3,277)

Shares of the Fund sold and redeemed
Number of shares sold	146,027	87,483
Number of shares issued in reinvestment of dividends	18,603	10,546
Number of shares redeemed	(58,902)	(166,124)
Net increase (decrease) in number of shares outstanding	105,728	(68,095)

Financial Highlights	For year ended Nov. 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$11.78	$10.81	$10.35	$10.06	$9.58
Income from investment operations
Net investment income	0.21	0.20	0.14	0.15	0.16
Net gain on securities (both realized and unrealized)	0.78	0.98	0.46	0.29	0.48
Total from investment operations	0.99	1.18	0.60	0.44	0.64
Less distributions
Dividends (from net investment income)	(0.21)	(0.21)	(0.14)	(0.15)	(0.16)
Distributions (from capital gains)	(0.13)	-	-	-	-
Total distributions	(0.34)	(0.21)	(0.14)	(0.15)	(0.16)
Paid-in capital from early redemption fees	n/a	n/a	-	0.00[1]	0.00[1]

Net asset value at end of year	$12.43	$11.78	$10.81	$10.35	$10.06

Total return	8.41%	10.96%	5.75%	4.42%	6.67%

Ratios / supplemental data
Net assets ($000), end of year	$8,656	$6,960	$7,119	$5,802	$5,228
Ratio of expenses to average net assets
Before custodian fee credits	1.17%	1.01%	1.32%	1.14%	1.21%
After custodian fee credits	1.16%	1.01%	1.32%	1.13%	1.21%
Ratio of net investment income after custodian fee credits to average net assets	1.88%	1.68%	1.29%	1.56%	1.74%
Portfolio turnover rate	14%	29%	19%	13%	13%
[1]Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	27

Sextant Global High Income Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Global High Income Fund	5.27%	n/a	n/a	1.25%
S&P Global 1200 Index	9.33%	11.40%	7.38%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,652 versus $13,169 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Whistler Blackcomb Holdings	2.9%	Telecom Carriers	8.8%
Grupo Bimbo 4.875% due 06/27/2044	2.6%	Banks	7.5%
Rent-A-Center 6.625% due 11/15/2020	2.4%	Foreign Government Bonds	5.1%
San Miguel 4.875% due 04/26/2023	2.4%	Food Manufacturing	4.7%
Daimler	2.4%	Large Pharmaceuticals	4.3%
Itau Unibanco Holding ADS	2.4%	Precious Metal Mining	3.9%
Novartis ADS	2.4%	Integrated Oils	3.5%
Microchip Technology	2.3%	Institutional Brokerage	3.2%
SK Telecom ADS	2.3%	Lodging	2.9%
Vodafone Group ADS	2.3%	Specialty Apparel Stores	2.7%
		Household Products Manufacturing	2.6%
		Other industries < 2.5%	43.0%
		Cash and equivalents	7.8%

Industry weightings are shown as a percentage of total net assets.

28	November 30, 2014 Annual Report

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Bryce Fegley CFA, CIPM
Portfolio Co-Manager

(photo omitted)

John Scott CFA
Portfolio Co-Manager

Fiscal Year 2014

The Sextant Global High Income Fund completed its second full fiscal year of operation on November 30, 2014. Total return for the fiscal year was 5.27%. On November 28, 2014, the Fund distributed qualified dividends of $0.29 per share and income dividends of $0.20 per share. Together, the $0.49 distribution represented net investment income of 4.75% during the fiscal year. The 30-day SEC yield was 5.27% at fiscal year-end.

Morningstar changed the Fund's peer group during the year from Tactical Allocation to World Allocation, reversing the change they made last year, and in effect reassigning the Fund to its original category at inception. Average returns of the World Allocation and Tactical Allocation categories were 4.40% and 4.38%, respectively. The Fund's prospectus benchmark, the S&P Global 1200 stock index, rose 9.33% during the fiscal year, while the Bloomberg Global High Yield Corporate Bond Index rose 2.96%.

Factors Affecting Past Performance

The US economy remained a bright spot in a world where growth generally slowed (China and other emerging markets) or stalled altogether (Europe and Japan). Performance of the US stock market relative to European equities began to diverge markedly during the second half of the calendar year when the resilience of European economic growth came under doubt. Inflation rates in Europe remained persistently low, helping to drive interest rates across the eurozone to record lows as well.

The Fund's low exposure to US stocks during the fiscal year did its performance no favors, as the S&P 500 (comprised of US stocks) returned 16.86%, outpacing the 0.41% total return of the MSCI EAFE Index (non-US stocks). The Fund's US equity exposure was just 4.4% of its total assets (9.0% of the equities) as of the fiscal year-end.

The Fund's strongest performances for the year came from the South African gold mining company Sibanye (up 50.98% for the fiscal year). We sold roughly half of the position earlier in the year after the shares had more than doubled from our purchase price. French telephone carrier Orange rose 48.10%, rebounding from several years of poor results as competition for market share became less aggressive. Detractors from performance included BASF (-12.09%), a Germany-based chemicals company, and CNOOC (-9.60%), the Chinese offshore oil company, both of which were negatively impacted by lower energy prices.

Looking Forward

Equities
With the tailwind of a relatively strong US economy, investors have been willing to pay increasingly high valuations for US equities. In previous decades, however, a valuation premium of US stocks versus international stocks near current (extreme) levels has rarely been rewarded with the subsequent outperformance of US stocks in the following five-year period. We believe US stocks are unlikely to do better than international stocks over the next five years.

Fixed Income
After touching all-time low yields in June, high-yield bond indices weakened in the second half of the year, with wider spreads helping to improve attractiveness in comparison with low-yielding government bonds in the US and Europe. Of particular interest going into 2015 are energy sector bonds and certain emerging market country bonds where we are starting to see some dislocations that could present attractive investment opportunities.

Foreign Currencies
We have remained US dollar bulls since inception of the Fund, but its strength in the past fiscal year, with corresponding weakness in many foreign currencies, has helped move some of these currencies closer to what we consider a "fair value." The following table illustrates some of the more notable changes in currency exchange rates.

We are hopeful we can find better opportunities in non-US fixed income in 2015 than have been available in the past several years.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. The Fund's 12-month return (5.27%) was less than one percent above the Morningstar™ category average (4.40%) at month-end November 30, 2014. Therefore, the basic annual management fee of 0.60% was not performance-adjusted for the month of December 2014.

November 30, 2014 Annual Report	29

Sextant Global High Income Fund

Schedule of Investments

Common Stocks — 49.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
Orange	10,000	$147,658	$174,900	France	2.3%
SK Telecom ADS	6,200	82,085	175,646	South Korea	2.3%
Telenor	7,000	148,285	148,025	Norway	1.9%
Vodafone Group ADS	4,790	197,521	175,074	United Kingdom	2.3%

		575,549	673,645		8.8%

Consumer Discretionary

Automobile OEM
Daimler	2,200	119,487	185,934	Germany	2.4%

Lodging
Whistler Blackcomb Holdings	13,000	146,165	226,803	Canada	2.9%

Specialty Apparel Stores
Reitmans (Canada) A	17,400	101,656	90,386	Canada	1.2%

		367,308	503,123		6.5%

Consumer Staples

Household Products Manufacturing
Unilever	3,700	134,820	150,368	Netherlands	2.0%

		134,820	150,368		2.0%

Energy

Exploration & Production
CNOOC ADR	1,000	171,626	143,930	China	1.9%

Integrated Oils
Royal Dutch Shell ADS	2,100	141,919	139,461	United Kingdom	1.8%
Total ADS	2,400	127,979	133,512	France	1.7%
		269,898	272,973		3.5%

		441,524	416,903		5.4%

Financials

Banks
Banco Santander ADS	16,500	160,859	146,850	Spain	1.9%
Itau Unibanco Holding ADS	12,260	155,136	184,636	Brazil	2.4%
Malayan Banking	32,000	93,555	89,429	Malaysia	1.1%
NY Community Bancorp	10,000	140,504	158,900	United States	2.1%
		550,054	579,815		7.5%

Investment Companies
Groupe Bruxelles Lambert	1,800	145,287	163,273	Belgium	2.1%

		695,341	743,088		9.6%

Health Care

Large Pharmaceuticals
GlaxoSmithKline ADS	3,100	143,250	143,995	United Kingdom	1.9%
Novartis ADS	1,900	110,053	183,635	Switzerland	2.4%

		253,303	327,630		4.3%

Industrials

Infrastructure Construction
Hopewell Highway Infrastructure	325,000	168,010	157,440	China	2.0%

		168,010	157,440		2.0%

Continued on next page.
30	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments

Common Stocks — 49.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Materials

Precious Metal Mining
Gold Fields ADS	30,000	$172,094	$123,000	South Africa	1.6%
Sibanye Gold ADS	11,000	56,405	75,570	South Africa	1.0%
		228,499	198,570		2.6%

Specialty Chemicals
BASF ADR	1,600	151,266	144,856	Germany	1.9%

		379,765	343,426		4.5%

Technology

Semiconductor Devices
Microchip Technology	4,000	136,113	180,600	United States	2.3%

		136,113	180,600		2.3%

Utilities

Electric & Gas Marketing & Trading
E.ON ADR	8,000	166,128	141,560	Germany	1.8%

Power Generation
GDF Suez ADR	5,600	147,791	137,872	France	1.8%

		313,919	279,432		3.6%

Total Common Stocks		3,465,652	3,775,655		49.0%

Preferred Stock — 3.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Institutional Brokerage
JPM Chase Capital Pfd C 6.70%	5,000	128,707	129,300	United States	1.7%
Morgan Stanley Cap Tr Cum. Pfd 6.60%	4,500	111,294	115,290	United States	1.5%

		$240,001	$244,590		3.2%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	31

Sextant Global High Income Fund

Schedule of Investments

Corporate Bonds — 31.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Consumer Discretionary

Apparel, Footwear, Accessory Design
Hanesbrands	6.375% due 12/15/2020	$150,000	$159,675	United States	2.1%

Commercial & Residential Building Equipment & Systems
ADT	4.125% due 06/15/2023	150,000	136,125	United States	1.8%

Consumer Electronics & Appliance Stores
Best Buy	3.75% due 03/15/2016	62,000	63,119	United States	0.8%

Consumer Goods Rental
Rent-A-Center	6.625% due 11/15/2020	200,000	190,000	United States	2.4%

Other Spec Retail — Discretionary
Toys R Us Property II	8.50% due 12/01/2017	150,000	149,250	United States	1.9%

Specialty Apparel Stores
GAP	5.95% due 04/12/2021	100,000	113,952	United States	1.5%

		812,000	812,121		10.5%

Consumer Staples

Beverages
San Miguel	4.875% due 04/26/2023	200,000	186,000	Philippines	2.4%

Food Manufacturing
Grupo Bimbo	4.875% due 06/27/2044	200,000	199,962	Mexico	2.6%
Refresco Group	7.375% due 05/15/2018	125,000	163,614	Netherlands	2.1%
		325,000	363,576		4.7%

Household Products Manufacturing
Elizabeth Arden	7.375% due 03/15/2021	47,000	43,945	United States	0.6%

		572,000	593,521		7.7%

Energy

Integrated Oils
Petrobras International Finance	6.875% due 01/20/2040	50,000	49,877	Brazil	0.6%
Petrobras International Finance	6.75% due 07/27/2041	80,000	78,352	Brazil	1.0%
		130,000	128,229		1.6%

Midstream — Oil & Gas
Chesapeake Midstream Partners	6.125% due 07/15/2020	125,000	132,500	United States	1.7%

Refining & Marketing
Star Gas Partners	8.875% due 12/01/2017	93,000	96,953	United States	1.3%

		348,000	357,682		4.6%

Materials

Precious Metal Mining
Anglogold Ashanti Holdings	5.375% due 04/15/2020	100,000	99,320	South Africa	1.3%

Steel Producers
Allegheny Technologies Bond	5.875% due 05/15/2023	150,000	149,796	United States	1.9%

		250,000	249,116		3.2%

Continued on next page.
32	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments

Corporate Bonds — 31.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Technology

Computer Hardware
Hewlett Packard	4.65% due 12/09/2021	$100,000	$106,595	United States	1.4%

Semiconductor Capital Equipment
Amkor Technology	7.375% due 05/01/2018	150,000	154,500	United States	2.0%

		250,000	261,095		3.4%

Utilities

Utility Networks
Iberdrola International	5.75% due 02/27/2049	100,000	135,226	Spain	1.8%

		100,000	135,226		1.8%

Total Corporate Bonds		2,332,000	2,408,761		31.2%

Government Bonds — 5.1%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	156,438	Colombia	2.0%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 2,000,000	152,333	Mexico	2.0%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	84,855	South Africa	1.1%

			393,626		5.1%

Municipal Bonds — 3.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

General Obligation

Puerto Rico Commonwealth	4.00% due 07/01/2021	120,000	87,722	Puerto Rico	1.1%
Puerto Rico Commonwealth[2]	4.125% due 07/01/2022	50,000	35,936	Puerto Rico	0.5%

		170,000	123,658		1.6%

Revenue

Colony TX Local Development	7.00% due 10/01/2027	100,000	104,099	United States	1.4%
Puerto Rico Aqueduct & Sewer[2]	5.00% due 07/01/2019	70,000	53,921	Puerto Rico	0.7%

		170,000	158,020		2.1%

Total Municipal Bonds		340,000	281,678		3.7%

Total investments	(Cost = $6,816,921)		7,104,310		92.2%
Other assets (net of liabilities)			602,831		7.8%
Total net assets			$7,707,14		100.0%

[1]Country of domicile unless none are otherwise indicated
[2]Indicates an odd lot. Please refer to page 53 for more information regarding odd lots.

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	33

Sextant Global High Income Fund

Countries

Bond Quality Diversification

Rated "Baa1"	1.4%
Rated "Baa2"	4.4%
Rated "Baa3"	4.7%
Rated "Ba2"	5.6%
Rated "Ba3"	1.9%
Rated "B1"	2.4%
Rated "B2"	7.0%
Rated "B3"	0.6%
Rated "Caa1"	0.7%
Not rated	11.3%
Equity	52.2%
Cash and equivalents	7.8%

Based on total net assets as of November 30, 2014.

Source: Moody's Investors Services.

34	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $6,816,921)	$7,104,310
Cash	545,195
Dividends and interest receivable	67,925
Receivable for Fund shares sold	3,562
Total assets	7,720,992
Liabilities
Accrued expenses	6,444
Distributions payable	3,418
Payable to affiliates	2,021
Payable for Fund shares redeemed	1,604
Accrued distribution fee	364
Total liabilities	13,851
Net assets	$7,707,141

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,488,784
Accumulated net realized loss	(68,429)
Unrealized net appreciation on investments	286,786
Net assets applicable to Fund shares outstanding	$7,707,141

Fund shares outstanding	729,235

Net asset value, offering, and redemption price per share	$10.57

Statement of Operations
Year ended November 30, 2014

Investment income
Dividends (net of foreign tax of $22,206)	$226,313
Interest income	174,052
Gross investment income	400,365
Expenses
Investment adviser fees	50,824
Filing and registration fees	19,558
Distribution fees	17,717
Audit fees	5,069
Printing and postage	1,856
Chief Compliance Officer expenses	1,442
Trustee fees	1,125
Retirement plan custodial fees	775
Custodian fees	680
Other expenses	583
Legal fees	179
Total gross expenses	99,808
Less adviser fees waived	(35,198)
Less custodian fee credits	(680)
Net expenses	63,930
Net investment income	$336,435

Net realized gain from investments and foreign currency	$977
Net decrease in unrealized appreciation on investments and foreign currency	(68,514)
Net loss on investments	$(67,537)

Net increase in net assets resulting from operations	$268,898

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$336,435	$212,633
Net realized gain (loss) on investments	977	(17,862)
Net increase (decrease) in unrealized appreciation	(68,514)	333,376
Net increase in net assets	268,898	528,147
Distributions to shareowners from
Net investment income	(343,597)	(226,294)
Capital share transactions
Proceeds from sales of shares	1,935,966	1,527,623
Value of shares issued in reinvestment of dividends	340,179	224,444
Cost of shares redeemed	(882,337)	(395,684)
Net increase in net assets	1,393,808	1,356,383
Total increase in net assets	1,319,109	1,658,236

Net assets
Beginning of year	6,388,032	4,729,796
End of year	7,707,141	6,388,032

Undistributed net investment income (loss)	$-	$(14,826)

Shares of the Fund sold and redeemed
Number of shares sold	171,355	146,261
Number of shares issued in reinvestment of dividends	32,244	21,355
Number of shares redeemed	(82,125)	(37,485)
Net increase in number of shares outstanding	121,474	130,131

Financial Highlights	For Year ended November 30,		Period ended
Selected data per share of outstanding capital stock throughout each year:	2014	2013	Nov. 30, 2012
Net asset value at beginning of year	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.48	0.37	0.18
Net gain (loss) on securities (both realized and unrealized)	0.07	0.63	(0.10)
Total from investment operations	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	(0.49)	(0.39)	(0.18)
Total distributions	(0.49)	(0.39)	(0.18)

Net asset value at end of year	$10.57	$10.51	$9.90

Total return	5.27%	10.06%	0.76%[1]

Ratios / supplemental data
Net assets ($000), end of year	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.41%	1.25%	1.22%[2]
After fee waivers	0.91%	0.91%	0.90%[2]
After fee waivers and custodian fee credits	0.90%	0.90%	0.90%[2]
Ratio of net investment income after custodian fee credits to average net assets	4.75%	3.87%	3.03%[2]
Portfolio turnover rate	11%	23%	32%[1]
[1] Since inception March 30, 2012; not annualized [2] Since inception March 30, 2012; annualized
36	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Growth Fund	16.29%	14.15%	8.53%	0.94%
S&P 500 Index	16.86%	15.96%	8.06%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2004, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $22,680 versus $21,714 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	4.5%	Communications Equipment	8.8%
Delta Air Lines	4.2%	Semiconductor Devices	6.8%
F5 Networks	3.4%	Passenger Transportation	6.2%
Facebook	2.7%	Internet Media	4.5%
Medivation	2.6%	Large Pharmaceuticals	4.4%
Johnson & Johnson	2.4%	Rail Freight Transportation	4.0%
Union Pacific	2.3%	Application Software	4.0%
SanDisk	2.2%	Biotech	3.8%
CVS Health	2.2%	Investment Management	3.7%
Adobe Systems	2.2%	Computer Storage	3.1%
		Home Products Stores	2.9%
		Measurement Instruments	2.8%
		E-Commerce Discretionary	2.6%
		Pharmacies & Drug Stores	2.2%
		Industrial Automation Controls	2.2%
		Basic & Diversified Chemicals	2.1%
		Engine & Transmission Manufacturing	2.1%
		Other industries <2%	24.1%
		Cash and equivalents	9.7%

Industry weightings are shown as a percentage of total net assets.

November 30, 2014 Annual Report	37

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Paul Meeks MBA, CFA
Portfolio Manager

Fiscal Year 2014

In its fiscal year ended November 2014, the Sextant Growth Fund returned 16.29% versus 17.50% for the Russell 1000 Growth Index and 16.86% for the S&P 500. The Russell 1000 Growth is a stock-specific benchmark followed by domestic equity investors focused on larger companies. The S&P 500 is considered by some to be a surrogate for US stocks.

Sextant Growth Fund's Morningstar Large Growth category peer group returned an average of 14.10% during the Fund's fiscal year. The Fund ranked in the 27th percentile of these peers during the period.

Over the last calendar year, the Fund's relative performance has improved. For example, in calendar 2014 the Fund's 13.32% return was over 330 basis points better than the Morningstar Large Growth category's performance.

Factors Affecting Past Performance

Fiscal 2014 was another solid year for stocks. The S&P 500 was up 16.86%. To put this in perspective, this benchmark's annualized return from 1926 to 2014 was 10.1%. Calendar 2014 was the sixth year in a row that the US market rose. We typically buy during market dips if and when stocks reach attractive valuations based on our determination of fair value for each company. As long-term investors with relatively low portfolio turnover (i.e., we trade less than most of our peers), we are less concerned about short-term market action and more interested in long-term investment. We added to positions and initiated new holdings during the market's weakness last fall.

The Fund added the most value in Industrials and Technology. It fared worst in Consumer Discretionary. Stock selection drove the outperformance in Industrials and Technology as well as the underperformance in Consumer Discretionary and Energy (positions in Energy were sold during the year).

The greatest detractor to the Fund's performance in fiscal 2014 was the Fund's 10.5% average cash position in an up market. Fortunately, the Fund has seen net inflows. As bottom-up stock pickers, we do not invest in companies unless we have confidence in their long-term fundamentals and only if the shares of such firms are attractively priced. Over the past fiscal year, the lack of attractive valuations has been the greatest obstacle.

Ten Largest Contributors	Return	Contribution
Delta Air Lines	62.25%	1.90
Apple	54.20%	1.83
Union Pacific	45.50%	0.90
Alaska Air Group	55.09%	0.80
Medivation	49.54%	0.79
CVS Health	39.10%	0.75
Salix Pharmaceuticals	20.39%	0.69
Lowe's	38.60%	0.67
Adobe Systems	29.81%	0.61
Norfolk Southern	29.35%	0.48

Ten Largest Detractors	Return	Contribution
Apache	-18.66%	-0.51
Whiting Petroleum	-30.07%	-0.33
Bed Bath & Beyond	-5.94%	-0.21
Urban Outfitters	-10.99%	-0.18
Power Solutions International	-11.75%	-0.17
Ford Motor	-4.80%	-0.11
Valmont Industries	-6.51%	-0.10
Estee Lauder, Class A	0.59%	0.00
Alere	-0.14%	0.00
Fastenal	1.50%	0.00

Looking Forward

As we enter 2015, investors' greatest worry is the plunge in the price of oil. The Fund has little direct Energy exposure in a period in which such companies could be trouble. However, we are not naÏve and do not think that we or other investors will be unscathed by oil's weakness. The new fiscal year has begun poorly for equity investors as a result. We cannot precisely forecast whether or not the market will absorb this year's early blow, as it did last year when the S&P 500 significantly dropped in January and February before it rallied later. Therefore, we will continue to focus on evaluating companies one by one for long-term investment.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (16.29%) was more than 2 percent but less than 4 percent below the Morningstar™ category average (14.10%) at month-end November 30, 2014. Therefore, the basic annual management fee of 0.60% was increased by 0.20% to 0.80% for the month of December 2014.

38	November 30, 2014 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Facebook[1]	16,201	$902,672	$1,258,818	2.7%
Google A1	926	462,488	508,448	1.1%
Google C1	585	281,858	316,971	0.7%

		1,647,018	2,084,237	4.5%

Consumer Discretionary

Automobile OEM
Ford Motor	43,010	570,891	676,547	1.5%

Auto Parts
BorgWarner Automotive	14,540	814,858	822,382	1.8%

E-Commerce Discretionary
Amazon.com[1]	1,125	36,349	380,970	0.8%
eBay[1]	15,090	786,026	828,139	1.8%
		822,375	1,209,109	2.6%

General Merchant Wholesalers
Fastenal	2,512	111,206	113,542	0.3%

Home Improvement
Stanley Black & Decker	3,600	237,257	339,984	0.7%

Home Products Stores
Bed Bath & Beyond[1]	5,000	176,187	366,850	0.8%
Lowe's	15,000	295,388	957,450	2.1%
		471,575	1,324,300	2.9%

Passenger Transportation
Alaska Air	15,250	266,289	900,208	2.0%
Delta Air Lines	41,203	471,573	1,922,944	4.2%
		737,862	2,823,152	6.2%

Specialty Apparel Stores
TJX Companies	7,086	423,942	468,810	1.0%

		4,189,966	7,777,826	17.0%

Consumer Staples

Food Manufacturing
Hain Celestial Group[1]	6,001	509,104	679,433	1.5%
Mead Johnson Nutrition	1,211	93,247	125,750	0.3%
		602,351	805,183	1.8%

Mass Merchants
Costco Wholesale	3,000	248,150	426,360	0.9%

Restaurants
Starbucks	4,107	293,516	333,529	0.7%

		1,144,017	1,565,072	3.4%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	39

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Financials

Consumer Finance
FLEETCOR Technologies[1]	3,369	$393,478	$511,717	1.1%

Investment Management
Invesco	20,044	574,890	808,976	1.8%
BlackRock	2,497	748,721	896,623	1.9%
		1,323,611	1,705,599	3.7%

Property & Casualty
Chubb	7,000	308,505	721,350	1.6%

		2,025,594	2,938,666	6.4%

Health Care

Biotech
Amgen	1,980	25,949	327,314	0.7%
Gilead Sciences1	2,241	220,789	224,817	0.5%
Medivation[1]	10,326	871,072	1,196,680	2.6%
		1,117,810	1,748,811	3.8%

Health Care Supply Chain
Express Scripts[1]	8,189	537,587	680,915	1.5%

Large Pharmaceuticals
Abbott Laboratories	20,799	646,854	925,764	2.0%
Johnson & Johnson	10,000	642,017	1,082,500	2.4%
		1,288,871	2,008,264	4.4%

Life Science Equipment
Keysight Technologies[1]	5,900	73,631	207,680	0.5%

Pharmacies & Drug Stores
CVS Health	11,186	418,376	1,021,953	2.2%

Specialty Pharmaceuticals
Salix Pharmaceuticals[1]	6,737	476,556	691,823	1.5%

		3,912,831	6,359,446	13.9%

Industrials

Building Sub-Contractors
EMCOR	16,477	671,425	714,278	1.6%

Commercial Aircraft
Boeing	5,831	468,886	783,453	1.7%

Engine & Transmission Manufacturing
Power Solutions International[1]	14,819	835,103	972,867	2.1%

Industrial Automation Controls
Honeywell International	10,000	330,476	990,700	2.2%

Industrial Machinery Manufacturing
Middleby[1]	4,482	153,538	428,658	0.9%

Measurement Instruments
Agilent Technologies	11,800	184,803	504,332	1.1%
Trimble Navigation[1]	28,000	202,081	787,500	1.7%
		386,884	1,291,832	2.8%

Continued on next page.
40	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Metalworking Machinery Manufacturing
Lincoln Electric	12,000	$325,653	$864,480	1.9%

Pollution Control Equipment
Hudson Technologies[1]	24,853	66,535	84,003	0.2%

Post & Courier Services
United Parcel Service	6,000	395,747	659,520	1.5%

Rail Freight Transportation
Norfolk Southern	7,000	318,942	781,480	1.7%
Union Pacific	9,180	485,782	1,071,949	2.3%
		804,724	1,853,429	4.0%

		4,438,971	8,643,220	18.9%

Materials

Basic & Diversified Chemicals
Ashland	8,552	830,908	975,356	2.1%

		830,908	975,356	2.1%

Technology

Application Software
Adobe Systems[1]	13,541	295,634	997,701	2.2%
Intuit	9,000	197,624	844,830	1.8%
		493,258	1,842,531	4.0%

Communications Equipment
Apple	17,220	20,298	2,047,975	4.5%
Cisco Systems	14,984	306,165	414,158	0.9%
F5 Networks[1]	12,112	985,239	1,564,749	3.4%
		1,311,702	4,026,882	8.8%

Computer Storage
EMC	23,337	620,561	708,278	1.5%
Western Digital	7,059	265,552	728,983	1.6%
		886,113	1,437,261	3.1%

Infrastructure Software
Oracle	15,000	115,139	636,150	1.4%

Semiconductor Devices
Microchip Technology	14,377	584,102	649,122	1.4%
Qualcomm	9,561	547,215	696,997	1.5%
SanDisk	9,911	941,770	1,025,392	2.2%
Xilinx	16,687	719,013	758,257	1.7%
		2,792,100	3,129,768	6.8%

		5,598,312	11,072,592	24.1%

Total investments		$23,787,617	41,416,415	90.3%
Other assets (net of liabilities)			4,446,589	9.7%
Total net assets			$45,863,004	100.0%
[1] Non-income producing security

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $23,787,617)	$41,416,415
Cash	3,480,377
Receivable for security sales	1,025,380
Dividends receivable	60,660
Receivable for Fund shares sold	9,872
Insurance reserve premium	1,214
Total assets	45,993,918
Liabilities
Payable for Fund shares redeemed	67,256
Payable to affiliates	30,041
Accrued expenses	20,587
Distributions payable	10,881
Accrued distribution fee	2,149
Total liabilities	130,914
Net assets	$45,863,004

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$28,205,313
Undistributed net investment income	28,893
Unrealized net appreciation on investments	17,628,798
Net assets applicable to Fund shares outstanding	$45,863,004

Fund shares outstanding	1,740,093

Net asset value, offering, and redemption price per share	$26.36

Statement of Operations
Year ended November 30, 2014

Investment income
Dividends	$458,469
Miscellaneous income	35
Gross investment income	458,504
Expenses
Investment adviser fees	264,079
Distribution fees	102,288
Filing and registration fees	20,297
Audit fees	11,632
Chief Compliance Officer expenses	8,195
Retirement plan custodial fees	6,831
Printing and postage	6,286
Trustee fees	6,061
Other expenses	3,108
Custodian fees	1,690
Legal fees	796
Total gross expenses	431,263
Less custodian fee credits	(1,690)
Net expenses	429,573
Net investment income	$28,931

Net realized gain from investments	$2,386,445
Net increase in unrealized appreciation on investments	3,879,903
Net gain on investments	$6,266,348

Net increase in net assets resulting from operations	$6,295,279

42	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$28,931	$171,555
Net realized gain on investments	2,386,445	3,265,690
Net increase in unrealized appreciation	3,879,903	4,192,605
Net increase in net assets	6,295,279	7,629,850
Distributions to shareowners from
Net investment income	(21,000)	(178,378)
Capital gains	(2,386,512)	(3,182,432)
Total distributions	(2,407,512)	(3,360,810)
Capital share transactions
Proceeds from sales of shares	6,390,837	7,509,714
Value of shares issued in reinvestment of dividends	2,396,630	3,340,443
Cost of shares redeemed	(3,386,542)	(3,795,068)
Net increase in net assets	5,400,925	7,055,089
Total increase in net assets	9,288,692	11,324,129

Net assets
Beginning of year	36,574,312	25,250,183
End of year	45,863,004	36,574,312

Undistributed net investment income	$28,893	$20,962

Shares of the Fund sold and redeemed
Number of shares sold	253,008	314,720
Number of shares issued in reinvestment of dividends	90,919	139,651
Number of shares redeemed	(133,067)	(165,884)
Net increase in number of shares outstanding	210,860	288,487

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$23.92	$20.35	$18.14	$17.70	$16.00
Income from investment operations
Net investment income	0.02	0.12	0.08	0.11	0.05
Net gains on securities (both realized and unrealized)	3.88	5.86	2.21	0.43	1.70
Total from investment operations	3.90	5.98	2.29	0.54	1.75
Less distributions
Dividends (from net investment income)	(0.01)	(0.13)	(0.08)	(0.09)	(0.05)
Distributions (from capital gains)	(1.45)	(2.28)	-	(0.01)	-
Total distributions	(1.46)	(2.41)	(0.08)	(0.10)	(0.05)
Paid-in capital from early redemption fees	n/a	-	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of year	$26.36	$23.92	$20.35	$18.14	$17.70

Total return	16.29%	29.39%	12.64%	3.07%	10.93%

Ratios / supplemental data
Net assets ($000), end of year	$45,863	$36,574	$25,250	$22,868	$24,205
Ratio of expenses to average net assets
Before custodian fee credits	1.05%	0.94%	1.10%	0.84%	1.01%
After custodian fee credits	1.05%	0.94%	1.10%	0.84%	1.00%
Ratio of net investment income after custodian fee credits to average net assets	0.07%	0.59%	0.42%	0.57%	0.30%
Portfolio turnover rate	23%	29%	10%	15%	16%
[1]Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	43

Sextant International Fund

Performance Summary (unaudited)

Average Annual Returns as of November 30, 2014
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant International Fund	1.88%	3.85%	6.53%	0.66%
NYSE Arca International Market Index	1.93%	7.02%	6.63%	n/a
MSCI EAFE Index	0.41%	6.86%	5.73%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2004, to an identical amount invested in the NYSE Arca International Index, a broad-based index of international stock prices, and the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $18,827 versus $19,014 in the NYSE Arca International Index, and $17,460 in the MSCI EAFE Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
ASML	5.9%	Large Pharmaceuticals	14.9%
Novartis ADS	5.6%	Telecom Carriers	11.7%
Novo Nordisk ADS	5.5%	Banks	9.7%
Wolters Kluwer	5.1%	Application Software	7.5%
Toronto-Dominion Bank	3.9%	Integrated Oils	5.9%
Toyota Motor ADS	3.8%	Semiconductor Capital Equipment	5.9%
Dassault Systems ADR	3.8%	IT Services	5.1%
Nice Systems ADS	3.7%	Passenger Transportation	4.7%
BASF ADR	3.5%	Automobile OEM	3.8%
Belmond Class A	3.4%	Agricultural Chemicals	3.7%
		Specialty Chemicals	3.5%
		Beverages	3.4%
		Lodging	3.4%
		Household Products Manufacturing	3.1%
		Specialty Pharmaceuticals	2.1%
		Other industries < 2%	10.1%
		Cash and equivalents	1.5%

Industry weightings are shown as a percentage of total net assets.

44	November 30, 2014 Annual Report

Sextant International Fund

Discussion of Fund Performance (unaudited)

(photo omitted)

Nicholas Kaiser MBA, CFA
Portfolio Manager

(photo omitted)

Scott Klimo CFA
Deputy Portfolio Manager

Fiscal Year 2014

For the fiscal year ended November 30, 2014, the Sextant International Fund returned 1.88%, while the Fund's benchmark, the MSCI EAFE Index gained 0.41%.

The Fund's annual expense ratio increased to 0.79% from 0.66% as a result of the fulcrum element of the management fee. The fund paid a year-end income dividend of 63¢ per share, up from last year's 34¢ income dividend. Total fund assets decreased by 30.1% in fiscal 2014.

Factors Affecting Past Performance

International investing was less rewarding in 2014 as dollar strength relative to the commodity-based currencies in Australia and Canada, as well as the euro and yen depressed returns from overseas markets. Unlike Japan's experience in 2013, currency depreciation did not spark stock market rallies. A winding down of the Federal Reserve's quantitative easing program helped the dollar's performance, but money remains loose as Japan and the European Central Bank increase stimulus efforts. A deflationary environment in Europe supports such plans, especially in the wake of collapsing oil prices and sovereign rates that in countries such as Germany have moved into negative territory at the short end of the curve.

From a sector allocation perspective the Fund suffered from its exposure to the Materials and Energy sectors, which were the worst performing sectors in the Index. For the first time in several years our low exposure to the Finance sector did not detract from Fund returns relative to the benchmark, while Health Care, which accounts for the Fund's second largest exposure, was the best performing sector in the index and the single largest contributor to Fund returns.

The Fund is diversified across industries and countries, favoring larger and more established companies that are more stable in difficult times. As conservative managers we are less likely to exceed market returns when prices are rising than in weak market environments, such as that experienced in 2014, when Fund returns outpaced the benchmark.

Our portfolio has more than 5% invested in each of Canada, the United Kingdom, the Netherlands, Switzerland, France, Denmark, and Japan. Canada has our largest country allocation, and its resource-based economy continued to suffer from falling global (read China) demand for materials. We continue to evaluate the risks of extended energy price weakness on our Canadian holdings.

The Fund's largest sector exposure is Technology, which includes our largest security position in ASML Holding NV, a Netherlands-based world leader in providing lithographic systems for the manufacture of complex integrated circuits. In fiscal 2014 it performed well ahead of the MSCI EAFE Index. Our Health Care allocation focuses on major pharmaceutical companies. Among those positions Shire, Novo Nordisk, and Novartis all performed well. Communications, Consumer Discretionary, and Materials follow as our next largest sectors.

Looking Forward

The US continues to recover better than most of the world from the recession caused by the 2008 world credit collapse — a satisfying result for Keynesians who advocated stimulus over the austerity programs implemented throughout the eurozone. The US has also benefited from ever-growing energy security with the expansion of tight oil production and natural gas fracking, while Europe remains at Russian mercy for much of its energy requirements. Nonetheless, improved competitiveness spurred by the weak euro and a global boost to discretionary incomes courtesy of the oil price tax cut could lead to better fortunes for European exporters. Japanese prospects are uncertain. Despite the tepid economic response to Abenomics, voters returned Prime Minister Abe to power in a snap election. The question remains whether he will fully deploy the "third arrow" in Japan's recovery efforts — a thorough and far-reaching regulatory overhaul.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Foreign Large Blend" category. The Fund's 12-month return (1.88%) was above the Morningstar™ category average (0.02%) at month-end November 30, 2014. Therefore, the basic annual management fee of 0.60% was increased to 0.70% for the month of December 2014.

November 30, 2014 Annual Report	45

Sextant International Fund

Schedule of Investments
Common Stocks — 98.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Local Media
Pearson ADS	90,000	$1,021,915	$1,737,900	United Kingdom	1.7%

Telecom Carriers
BCE	50,000	1,164,294	2,346,000	Canada	2.3%
SK Telecom ADS	30,000	511,437	849,900	South Korea	0.8%
Telefonica ADS	168,550	2,737,256	2,696,800	Spain	2.6%
Telenor ASA	100,000	2,131,350	2,114,645	Malaysia	2.0%
Telus	50,000	710,475	1,900,000	Canada	1.8%
Turkcell Iletisim Hizmetleri ADS[2]	75,000	1,028,400	1,190,250	Turkey	1.2%
Vodafone Group ADS	27,272	963,420	996,792	United Kingdom	1.0%
		9,246,632	12,094,387		11.7%

		10,268,547	13,832,287		13.4%

Consumer Discretionary

Automobile OEM
Toyota Motor ADS	32,000	2,425,043	3,940,160	Japan	3.8%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,409,400	Brazil[3]	1.4%

Lodging
Belmond, Class A2	310,000	2,994,487	3,509,200	United States	3.4%

Passenger Transportation
Copa Holdings, Class A	30,000	1,766,222	3,357,300	Panama	3.2%
LATAM Airlines ADS[2]	130,000	1,191,580	1,547,000	Chile	1.5%
		2,957,802	4,904,300		4.7%

		9,206,672	13,763,060		13.3%

Consumer Staples

Beverages
Diageo	20,000	638,459	618,081	United Kingdom	0.6%
Fomento Economico Mexico ADS	30,000	1,614,722	2,911,200	Mexico	2.8%
		2,253,181	3,529,281		3.4%

Food Retailers
Carrefour ADS	170,000	761,908	1,069,300	France	1.0%

Household Products Manufacturing
Unilever ADS	75,000	2,284,504	3,160,500	United Kingdom	3.1%

		5,299,593	7,759,081		7.5%

Energy

Integrated Oils
Cenovus Energy	60,000	1,516,298	1,326,000	Canada	1.3%
Eni ADS	30,000	1,272,351	1,175,700	Italy	1.1%
Statoil ADS	60,000	1,551,895	1,146,600	Norway	1.1%
Total ADS	45,000	2,528,346	2,503,350	France	2.4%

		6,868,890	6,151,650		5.9%

Continued on next page.
46	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments
Common Stocks — 98.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	$1,581,457	$2,171,992	Australia	2.1%
Banco Santander ADS	108,952	919,073	969,673	Spain	0.9%
Mitsubishi UFJ Financial Group ADS	500,000	2,697,948	2,880,000	Japan	2.8%
Toronto-Dominion Bank	80,000	2,302,163	4,039,200	Canada	3.9%

		7,500,641	10,060,865		9.7%

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	798,792	930,196	China	0.9%

Large Pharmaceuticals
GlaxoSmithKline ADS	44,000	1,669,383	2,043,800	United Kingdom	2.0%
Novartis ADS	60,000	3,076,591	5,799,000	Switzerland	5.6%
Novo Nordisk ADS	125,000	1,631,867	5,682,500	Denmark	5.5%
Sanofi ADS	40,000	1,980,491	1,931,600	Denmark	1.8%
		8,358,332	15,456,900		14.9%

Specialty Pharmaceuticals
Shire ADS	10,000	359,660	2,136,000	Ireland	2.1%

		9,516,784	18,523,096		17.9%

Materials

Agricultural Chemicals
PotashCorp	80,000	2,699,902	2,780,800	Canada	2.7%
Quimica y Minera ADS	40,000	2,361,095	1,008,000	Chile	1.0%
		5,060,997	3,788,800		3.7%

Basic & Diversified Chemicals
Methanex	20,000	690,000	1,033,200	Canada	1.0%

Raw Material Suppliers
BHP Billiton ADS	30,000	1,744,459	1,548,900	Australia	1.5%
Vale ADS	34,000	454,403	306,340	Brazil	0.3%
		2,198,862	1,855,240		1.8%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,621,400	Germany	3.5%

Steel Producers
Tenaris ADR	15,000	583,169	493,950	Argentina[3]	0.5%

		11,421,694	10,792,590		10.5%

Technology

Application Software
Dassault Systems ADR	60,000	2,222,944	3,915,000	France	3.8%
Nice Systems ADS	80,000	2,901,033	3,778,400	Israel	3.7%
		5,123,977	7,693,400		7.5%

Consumer Electronics
Koninklijke Philips	20,000	758,824	601,000	Netherlands	0.6%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	47

Sextant International Fund

Schedule of Investments
Common Stocks — 98.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Electronics Components
Nidec ADS	53,406	$514,164	$881,733	China[3]	0.8%

IT Services
Wolters Kluwer	180,000	3,369,276	5,286,769	Netherlands	5.1%

Semiconductor Capital Equipment
ASML	57,750	2,144,504	6,103,020	Netherlands	5.9%

		11,910,745	20,565,922		19.9%

Utilities

Utility Networks
Korea Electric Power ADS	20,000	304,261	414,600	South Korea	0.4%

		304,261	414,600		0.4%

Total investments		$72,297,827	101,863,151		98.5%
Other assets (net of liabilities)			1,586,902		1.5%
Total net assets			$103,450,053		100.0%
[1] Country of domicile unless otherwise indicated [2] Non-income producing security [3] Denotes a country or region of primary exposure ADS: American Depositary Share ADR: American Depositary Receipt

Countries

48	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2014

Assets
Investments in securities, at value (Cost $72,297,827)	$101,863,151
Cash	1,871,526
Dividends receivable	337,873
Receivable for Fund shares sold	36,141
Total assets	104,108,691
Liabilities
Payable for Fund shares redeemed	473,675
Accrued expenses	85,457
Payable to affiliates	59,729
Distributions payable	34,868
Accrued distribution fee	4,909
Total liabilities	658,638
Net assets	$103,450,053

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$75,426,646
Accumulated net realized loss on investments	(1,541,917)
Unrealized net appreciation on investments	29,565,324
Net assets applicable to Fund shares outstanding	$103,450,053

Fund shares outstanding	6,686,051

Net asset value, offering and redemption price per share	$15.47

Statement of Operations
Year ended November 30, 2014

Investment income
Dividends (net foreign tax of $504,142)	$5,198,426
Miscellaneous income	35
Gross investment income	5,198,461
Expenses
Investment adviser fees	434,562
Distribution fees	296,578
Audit fees	66,015
Printing and postage	34,108
Chief Compliance Officer expenses	32,219
Trustee fees	30,219
Filing and registration fees	22,277
Other expenses	16,336
Custodian fees	8,340
Retirement plan custodial fees	6,974
Legal fees	4,488
Total gross expenses	952,116
Less custodian fee credits	(8,340)
Net expenses	943,776
Net investment income	$4,254,685

Net realized gain from investments and foreign currency	$4,357,838
Net decrease in unrealized appreciation on investments and foreign currency	(6,367,484)
Net loss on investments	($2,009,646)

Net increase in net assets resulting from operations	$2,245,039

The accompanying notes are an integral part of these financial statements.	November 30, 2014 Annual Report	49

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$4,254,685	$2,899,823
Net realized gain (loss) on investments	4,357,838	(3,899,299)
Net increase (decrease) in unrealized appreciation	(6,367,484)	14,713,771
Net increase in net assets	2,245,039	13,714,295
Distributions to shareowners from
Net investment income	(4,051,997)	(3,102,776)
Capital share transactions
Proceeds from sales of shares	12,359,533	43,895,948
Value of shares issued in reinvestment of dividends	4,017,129	3,045,905
Early redemption fees retained	-	678
Cost of shares redeemed	(59,135,899)	(93,269,319)
Net decrease in net assets	(42,759,237)	(46,326,788)
Total decrease in net assets	(44,566,195)	(35,715,269)

Net assets
Beginning of year	148,016,248	183,731,517
End of year	103,450,053	148,016,248

Undistributed net investment loss	$-	$(218,308)

Shares of the Fund sold and redeemed
Number of shares sold	773,671	2,846,581
Number of shares issued in reinvestment of dividends	259,672	192,779
Number of shares redeemed	(3,713,040)	(6,047,664)
Net decrease in number of shares outstanding	(2,679,697)	(3,008,304)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$15.80	$14.85	$14.41	$15.03	$14.03
Income from investment operations
Net investment income	0.65	0.32	0.14	0.12	0.06
Net gains (losses) on securities (both realized and unrealized)	(0.35)	0.97	0.44	(0.63)	1.12
Total from investment operations	0.30	1.29	0.58	(0.51)	1.18
Less distributions
Dividends (from net investment income)	(0.63)	(0.34)	(0.14)	(0.12)	(0.06)
Distributions (from capital gains)	-	-	-	-	(0.12)
Total distributions	(0.63)	(0.34)	(0.14)	(0.12)	(0.18)
Paid-in capital from early redemption fees	n/a	0.00[1]	0.00[1]	0.01	0.00[1]

Net asset value at end of year	$15.47	$15.80	$14.85	$14.41	$15.03

Total return	1.88%	8.67%	4.05%	(3.31)%	8.43%

Ratios / supplemental data
Net assets ($000), end of year	$103,450	$148,016	$183,732	$165,126	$150,788
Ratio of expenses to average net assets
Before custodian fee credits	0.80%	0.66%	1.10%	0.88%	1.03%
After custodian fee credits	0.79%	0.66%	1.10%	0.88%	1.03%
Ratio of net investment income after custodian fee credits to average net assets	3.58%	1.69%	0.98%	0.81%	0.51%
Portfolio turnover rate	3%	7%	10%	7%	2%
[1] Amount is less than $0.01

50	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Seven portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, which is offered through a separate prospectus and the results of which are contained in a separate report.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

November 30, 2014 Annual Report	51

Note To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2014 in valuing the Funds' investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds	$-	$6,689,690[1]	$-	$6,689,690
Municipal Bonds	-	113,169[1]	-	113,169
US Government Bonds	-	658,929[1]	-	658,929
Total Assets	$-	$7,461,788	$-	$7,461,788

Bond Income
Corporate Bonds	$-	$3,897,692[1]	$-	$3,897,692
Government Bonds	-	233,337[1]	-	233,337
Municipal Bonds	-	2,472,432[1]	-	2,472,432
US Government Bonds	-	777,334[1]	-	777,334
Total Assets	$-	$7,380,795	$-	$7,380,795

Core
Common Stocks
Communications	$155,958	$74,013	$-	$229,971
Consumer Discretionary	580,716	57,265	-	637,981
Consumer Staples	462,812	-	-	462,812
Energy	489,031	-	-	489,031
Financials	539,388	-	-	539,388
Health Care	905,451	-	-	905,451
Industrials	403,447	10,315	-	413,762
Materials	490,052	-	-	490,052
Technology	312,383	-	-	312,383
Utilities	398,517	-	-	398,517
Total Common Stocks	$4,737,755	$141,593	$-	$4,879,348

Corporate Bonds	$-	$2,389,729[1]	$-	$2,389,729

Government Agency Bonds	$-	$204,400[1]	$-	$204,400

Government Bonds	$-	$408,101[1]	$-	$408,101

Municipal Bonds	$-	$325,587[1]	$-	$325,587

Total Assets	$4,737,755	$3,469,410	$-	$8,207,165

Global High Income
Common Stocks
Communications	$525,620	$148,025	$-	$673,645
Consumer Discretionary	-	503,123	-	503,123
Consumer Staples	150,368	-	-	150,368
Energy	416,903	-	-	416,903
Financials	490,386	252,702	-	743,088
Health Care	327,630	-	-	327,630
Industrials	-	157,440	-	157,440
Materials	343,426	-	-	343,426
Technology	180,600	-	-	180,600
Utilities	279,432	-	-	279,432
Total Common Stocks	$2,714,365	$1,061,290	$-	$3,775,655

Corporate Bonds	$-	$2,408,761[1]	$-	$2,408,761

Government Bonds	$-	$393,626[1]	$-	$393,626

Municipal Bonds
General Obligation	$-	$87,722	$35,936	$123,658
Revenue	-	104,099	53,921	158,020
Total Municipal Bonds	$-	$191,821	$89,857	$281,678

Preferred Stocks	$244,590[1]	$-	$-	$244,590

Total Assets	$2,958,955	$4,055,498	$89,857	$7,104,310

52	November 30, 2014 Annual Report

Note To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Growth
Common Stocks	$41,416,415[1]	$-	$-	$41,416,415
Total Assets	$41,416,415	$-	$-	$41,416,415

International
Common Stocks
Communications	$11,717,642	$2,114,645	$-	$13,832,287
Consumer Discretionary	13,763,060	-	-	13,763,060
Consumer Staples	7,141,000	618,081	-	7,759,081
Energy	6,151,650	-	-	6,151,650
Financials	10,060,865	-	-	10,060,865
Health Care	17,592,900	930,196	-	18,523,096
Materials	10,792,590	-	-	10,792,590
Technology	15,279,153	5,286,769	-	20,565,922
Utilities	414,600	-	-	414,600
Total Assets	$92,913,460	$8,949,691	$-	$101,863,151

1 See Schedule of Investments for industry breakout.
During the period ended November 30, 2014, no Fund had transfers between Level 1 and Level 2.

Global High Income Level 3 Roll-Forward Municipal Securities
Beginning balance	$94,546
Total unrealized gains	(4,689)
Purchases	-
Maturity	-
Transfers in and/or out of level 3	-
Ending Balance	$89,857

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal period ended November 30, 2014, the Funds held positions in Rights Offerings as a result of actions taken by the boards of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date.

Derivative instruments had no effect on the Funds' financial position and financial performance.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 — 2013) or expected to be taken in the Funds' 2014 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2014, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$-
Accumulated gains	2,972	-
Paid-in capital	(2,972)	-

November 30, 2014 Annual Report	53

Note To Financial Statements (continued)

	Core	Global High Income
Undistributed net investment income	$3,123	$21,988
Accumulated gains	845	807
Paid-in capital	(3,968)	(22,795)
	Growth	International
Undistributed net investment income	$-	$15,620
Accumulated gains	63	19,184
Paid-in capital	(63)	(34,804)

These reclassifications were due to the treatment of foreign currencies, the tax treatment of distributions, and expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and recorded on the ex-dividend date, and are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Global High Income Fund, Sextant Short-Term Bond Fund, and Sextant Bond Income Fund:

  For each month in which these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund:

  For each month in which these Funds' total investment returns (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2016. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the fiscal year ended November 30, 2014, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$45,149	$(40,380)	$-
Bond Income	44,643	(26,974)	-
Core	34,842	n/a	-
Global High Income	50,824	(35,198)	-
Growth	264,079	n/a	-
International	434,562	n/a	-

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2014, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2014, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$18,812
Bond Income	18,591
Core	19,268
Global High Income	17,717
Growth	102,288
International	296,578

For the year ended November 30, 2014, Saturna Capital spent $20,231 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered

54	November 30, 2014 Annual Report

Note To Financial Statements (continued)

"revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2014, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,199
Bond Income	2,207
Core	2,006
Global High Income	775
Growth	6,831
International	6,974

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2014, the Trust incurred compensation expenses of $29,000 which is included in $44,446 of total expenses for the independent Trustees

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the year ended November 30, 2014, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,754
Bond Income	1,698
Core	1,721
Global High Income	1,442
Growth	8,195
International	32,219

On November 30, 2014, the trustees, officers, and their affiliates as a group owned 33.17%, 31.03%, 35.88%, 33.30%, 8.91% and 4.33% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2013, and 2014, were as follows:

	Year ended Nov. 30, 2014	Year ended Nov. 30, 2013
Short-Term Bond Fund
Ordinary income	$85,429	$92,977
Bond Income Fund
Ordinary income	228,208	239,703
Core Fund
Ordinary income	144,495	124,229
Long-term capital gain[1]	86,744	-
Global High Income Fund
Ordinary income	343,597	226,294
Growth Fund
Ordinary income	21,000	178,378
Long-term capital gain[1]	2,386,512	3,182,432
International Fund
Ordinary income	4,051,997	3,102,776
[1] Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2014 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$7,441,594	$6,874,316
Gross tax unrealized appreciation	46,452	521,553
Gross tax unrealized depreciation	(26,258)	(15,074)
Net tax unrealized appreciation	$20,194	$506,479
	Core	Global High Income
Cost of investments	$6,853,682	$6,816,921
Gross tax unrealized appreciation	1,500,517	608,866
Gross tax unrealized depreciation	(147,034)	(321,477)
Net tax unrealized appreciation	$1,353,483	$287,389
	Growth	International
Cost of investments	$23,787,617	$72,297,827
Gross tax unrealized appreciation	17,702,528	33,526,620
Gross tax unrealized depreciation	(73,730)	(3,961,296)
Net tax unrealized appreciation	$17,628,798	$29,565,324

November 30, 2014 Annual Report	55

Notes To Financial Statements (continued)

As of November 30, 2014, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,308
Tax accumulated earnings	1,308
Accumulated capital losses	(10,410)
Unrealized appreciation	20,194
Total accumulated earnings	$11,092
Bond Income
Undistributed ordinary income	$93
Tax accumulated earnings	93
Accumulated capital losses	(34,440)
Unrealized appreciation	506,479
Total accumulated earnings	$472,132
Core
Unrealized appreciation	$1,353,483
Other unrealized losses	(10)
Total accumulated earnings	$1,353,473
Global High Income
Accumulated capital losses	$(68,429)
Unrealized appreciation	287,389
Other unrealized losses	(603)
Total accumulated earnings	$218,357
Growth
Undistributed ordinary income	$28,893
Tax accumulated earnings	28,893
Unrealized appreciation	17,628,798
Total accumulated earnings	$17,657,691
International
Accumulated capital losses	$(1,541,917)
Unrealized appreciation	29,565,324
Total accumulated earnings	$28,023,407

At November 30, 2014, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$10,255	2016
Short-term loss carryforward	155	Unlimited
	$10,410
Bond Income
	$13,973	2016
	20,467	2017
	$34,440
Global High Income
Short-term loss carryforward	$27,538	Unlimited
Long-term loss carryforward	40,891	Unlimited
	$68,429
International
	$1,528,334	2019
Short-term loss carryforward	13,583	Unlimited
	$1,541,917

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2014, were as follows:

	Purchases	Sales
Short-Term Bond	$1,697,529	$1,029,613
Bond Income	1,360,111	887,795
Core	2,011,693	1,019,378
Global High Income	2,047,852	726,252
Growth	10,985,669	8,448,115
International	3,216,265	40,292,868

56	November 30, 2014 Annual Report

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2014, were as follows:

Custodian Fee Credits
Short-Term Bond	$336
Bond Income	334
Core	366
Global High Income	680
Growth	1,690
International	8,340

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

November 30, 2014 Annual Report	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except with respect for Sextant Global High Income Fund, the financial highlights for each of the two years in the period then ended and for the period March 30, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund as of November 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 28, 2015

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

58	November 30, 2014 Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014, to November 30, 2014).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2014)	Ending Account Value (November 30, 2014)	Expenses Paid During Period[1]	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,001.50	$3.81	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.26	$3.85	0.76%

Bond Income Fund
Actual	$1,000	$1,022.70	$4.56	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Core Fund
Actual	$1,000	$1,024.20	$6.39	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.38	1.26%

Global High Income Fund
Actual	$1,000	$973.10	$4.45	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Growth Fund
Actual	$1,000	$1,089.20	$5.97	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.77	1.14%

International Fund
Actual	$1,000	$983.40	$4.87	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$4.96	0.98%

1 Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2014, through November 30, 2014), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

November 30, 2014 Annual Report	59

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 82	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 56	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Seven	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 80	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University Author	Seven	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 65	Independent Trustee since 2009	Director, ICI Mutual Insurance Company	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 68	President and Trustee since 1990	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2014, the trustees, officers, and their affiliates as a group owned 33.2%, 31.0%, 35.9%, 33.3%, 8.9% and 4.3% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

1 Mr. Kaiser is an "interested person" of the Trust as an officer of the adviser, Saturna Capital Corporation. He holds the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

60	November 30, 2014 Annual Report

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 61	Vice President since 1994	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services
(photo omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 42	Secretary since 2001	Corporate Administrator and Secretary, Saturna Capital Corporation Secretary, Saturna Trust Company
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 42	Treasurer since 2002

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 53	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds

1 Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

November 30, 2014 Annual Report	61

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 20, 2014, the Trustees of Saturna Investment Trust discussed the continuance of the various operating agreements related to each of the following Sextant Funds: (Global High-Income Fund, Short-Term Bond Fund, Bond Income Fund, Core Fund, Growth Fund, and International Fund) ("Funds"). The Trustees focused on renewing the Investment Advisory and Administration Agreements between the Funds and Saturna Capital Corporation ("Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Funds of the Trust offer a full range of high-quality investor services and that these services had been enhanced, rather than scaled back, during recent economic difficulties. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its substantial investments in premises, personnel, training, and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors, avoiding potential conflicts of interest.

The Trustees found that the long-term investment performances of the Sextant International Fund and Sextant Growth Fund were very good relative to funds in their Morningstar categories. The investment performance of the Sextant Core Fund was improving from barely satisfactory. The Trustees judged the performance of Sextant Bond Income as above average and the Sextant Short-Term Bond Fund as average, particularly considering the quality focus of their portfolios, which is not universally the case among bond funds, many of which incur greater risk in the name of performance. The Trustees also judged the performance of Sextant Global High Income Fund to be very good, noting the fund's recent inception. The Trustees found such information helpful in establishing expectations regarding the performance of Saturna and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Funds. They noted that the Funds' performance-based advisory fees are reasonable and fair to the shareowners and unusual in the industry. The Trustees found the expense ratios to be highly competitive and fair, given the sizes of the Funds, the services provided, the volume of transaction orders processed by Saturna, and the expenses incurred by Saturna.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's lack of profitability as related to management and administration of the Funds. They discussed the reasonableness of the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted the many years of dedicated service provided to Sextant shareowners by Saturna Capital.

The Trustees considered the assets of the Funds, and the extent to which advisory fees reflected economies of scale. The Trustees noted that, although the assets of the Funds generally have grown, the Funds remain small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Funds at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts and how Saturna's investment management, research, and customer service operations performed for other accounts benefit the Funds.

The Trustees considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. In fact, Saturna voluntarily waives brokerage commissions for Fund portfolio trades executed through its affiliated broker at a considerable cost to Saturna.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and fees, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administration Agreements and other operating agreements between Saturna and/or Saturna Brokerage Services and each of Sextant Bond Income, Sextant Short Term Bond, Sextant Core, Sextant Growth, Sextant Global High Income, and Sextant International Funds.

62	November 30, 2014 Annual Report

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

November 30, 2014 Annual Report	63

www.sextantfunds.com

(logo omitted) Saturna Capital 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2014

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

November 30, 2014

Performance Summary (as of December 31, 2014) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	6.80%	2.82%	3.64%	3.62%	0.66%
S&P Idaho Municipal Bond Index	9.65%	5.29%	5.79%	5.19%	n/a
"Muni Single State Intermediate" Category Average²	6.85%	2.89%	3.79%	3.57%	n/a

Morningstar™ Rating²

"Muni Single State Intermediate" Category	Overall	1 Year	3 Year	5 Year	10 Year
Idaho Tax-Exempt Fund	★ ★ ★	n/a	★ ★ ★	★ ★ ★	★ ★ ★
% Rank in Category	n/a	42	46	58	50
Absolute Rank	n/a	90	91	112	89
Funds in Category	198	215	198	192	176

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2014. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics.

"% Rank in Category" is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1, and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2	November 30, 2014 Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ended November 30, 2014, Idaho Tax-Exempt Fund returned 1.46%. For the twelve months ended November 30, the Fund returned 5.83%. Over the one-year period, the Fund's outstanding shares increased to 3.03 million, while net assets reached an all-time high of $16.7 million. The Fund's Net Asset Value per share ended the year at $5.51, up 15¢ from $5.36.

In 2014, Idaho's population and employment grew and as the economy continued a slow recovery. During the recent Great Recession, Idaho experienced a decline in state GDP. Growth was slow to return. Nonetheless, 2014 Idaho tax revenues are modestly above budget and the state remains fiscally sound, with tax revenue finally exceeding the previous record high set in 2008. General fund revenue and reserve fund balances grew. While the state legislature cut personal property taxes, further reductions in the personal income tax rate may have to wait another year. The state's Net Asset Position improved by a healthy $594 million, while state sales tax revenue backing various agency debt obligations remains solid. Idaho is not subject to huge unfunded pension or healthcare obligations at this time. Some local credit quality remains pressured but constitutional debt caps limit issuance and keep coverage ratios at adequate levels. We expect these improving credit trends will continue in 2015. Unlike some States, Idaho's state health insurance exchange is running well.

With Detroit's Chapter 9 Bankruptcy now resolved, general obligation bondholders will have to be more discriminating when evaluating municipal issuer creditworthiness. We remain confident Idaho credits will continue to satisfy even the most discriminating investor.

Looking ahead, we expect the national and regional economies, as well as state exports to countries like China and India, to provide support to Idaho growth and employment.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a diversified portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. In the current low interest rate environment, the Fund may purchase more carefully vetted, marketable, non-rated Idaho bonds.

Unlike many municipal funds, Idaho Tax-Exempt Fund has not suffered from investing in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. Neither does the Fund employ derivatives or other financial engineering tools that often increase the risk of bond fund investments.

We invite you to review the advantages of the Idaho Tax- Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report November 30, 2014	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2014)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	5.83%	3.48%	3.61%	0.66%
S&P Idaho Municipal Bond Index	8.64%	5.76%	5.26%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2004, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,240 versus $16,698 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2014, and incorporates results for the fiscal year ended November 30, 2013. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification

█	General Obligation	58.0%
█	State Education	10.1%
█	Water Supply	6.2%
█	Real Estate	5.6%
█	Transportation	4.5%
█	Pollution Control	3.2%
█	Financial Services	3.2%
█	Medical/Hospitals	2.2%
█	Urban Renewal	1.5%
█	Municipal Leases	0.9%
█	Power Generation	0.5%
█	Cash and equivalents	4.1%

Weightings are shown as a percentage of total net assets.

Top Ten Holdings
% of Fund Assets
University of Idaho Revenues 5.00% due 04/01/2032	3.1%
Twin Falls Co. ID SCD #414 4.25% due 09/15/2028	3.0%
Idaho State Building Authority Revenue 5.00% due 09/01/2032	2.7%
Ada & Canyon Cos. ID JSD #3 Kuna 4.00% due 08/15/2022	2.7%
Madison Co. ID SCD #321 Rexburg 4.50% due 08/15/2024	2.7%
Idaho Bond Bank A 4.00% due 09/15/2032	2.6%
Boise State University ID Revenues 5.00% due 04/01/2034	2.5%
Pocatello ID Water Revenue 4.75% due 02/01/2026	2.3%
Payette Co. ID SCD #373 5.00% due 09/15/2024	2.3%
Owyhee & Elmore Cos. ID JSD #365 4.00% due 08/15/2027	2.2%

4	November 30, 2014 Annual Report

Discussion of Fund Performance (unaudited)

For the 12 months ended November 30, 2014, Idaho Tax-Exempt Fund returned 5.83%. This annual return was below its Morningstar "Muni Single State Intermediate" category peer group, which returned an average of 6.06% during the same period. For the five years ended November 30, 2014, the Fund provided an annualized total return of 3.48%, compared to the 3.73% annualized return for the Morningstar peer group category. The Fund's operating expense ratio was a low 0.63%. For the year, the Fund's net assets rose 7.9% to $16.7 million. The Fund's Net Asset Value per share rose from $5.36 to $5.51.

Factors Affecting Past Performance

During 2014, an improving US economy boosted state revenues and generally improved municipal issuer credit. Record low rates created opportunities for issuers to refinance existing issues and cut financing costs. Municipal bond defaults declined for a third year with over 80% of these defaults happening to nonrated agency and district credits. The strong credit performance helped attract about $20 billion in new cash to US municipal bond funds. While some state finances will remain under pressure for years to come, Idaho has fully recovered revenues from the previous high in 2008 and has begun to rebuild reserves.

Detroit's bankruptcy exit plan applied principal impairments of 26% on unlimited tax general obligation bonds and 66% on limited tax general obligation bonds. However, municipal bond insurers paid for these impairments leaving investors with 100% of their original principal on insured issues.

Inconsistent US economic growth, a rising dollar, and a steady decline in inflation expectations validated a large decline in US rates. The end of US quantitative easing led to a third consistent decline in long US yields causing a significant flattening of the yield curve. The longest duration high-grade securities generated the highest returns. The Fund maintained dollar-weighted average maturity near five years while holding average credit quality constant.

Looking Forward

For 2015, Idaho economic growth and employment may show continued improvement while some energy dependent states may struggle. US inflation will continue to slow. US central bank policy may be relatively firm compared to the rest of the world resulting in a strong US dollar, attractive US yields, and an increase in demand for US assets, including municipal bonds.

Recent significant declines in the price of oil and in long-term breakeven forward inflation rates relieve the pressure on the Federal Reserve to raise short rates and maintain near-zero overnight rates. Income investors will continue to add to bond investments and become more discriminating in their search for income.

Idaho credit quality has improved over the last five years. We expect higher general fund revenues, surpluses, and rising reserve funds balances in 2015. Idaho has done comparatively well structuring and funding state pensions. 2014's strong equity and bond returns will reduce Idaho's unfunded pension liability further. In 2015, positive real yields, weak inflation, and improving municipal credit present an opportunity for investors in high quality Idaho municipal bonds.

In an era of rising credit awareness, Idaho may offer discriminating investors high-quality diversification and real returns even in today's low rate environment.

Bond Quality Diversification

█	Rated "Aaa"	26.4%
█	Rated "Aa1"	13.6%
█	Rated "Aa2"	10.6%
█	Rated "Aa3"	16.4%
█	Rated "A1"	11.9%
█	Rated "A2"	6.9%
█	Rated "A3"	0.6%
█	Not rated	9.5%
█	Cash and equivalents	4.1%

Based on total net assets as of November 30, 2014.

Source: Moody's Investors Services.

Annual Report November 30, 2014	5

Schedule of Investments

Tax-Exempt Municipal Bonds — 95.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services
Idaho Bond Bank Authority¹	4.00% due 09/15/2019	$90,000	$98,472	0.6%
Idaho Bond Bank Authority	4.00% due 09/15/2032	405,000	435,209	2.6%
		495,000	533,681	3.2%

General Obligation
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2020	165,000	170,572	1.0%
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2021	155,000	160,234	1.0%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	268,200	1.6%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	453,460	2.7%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	101,959	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	271,053	1.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	214,356	1.3%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	159,737	1.0%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	293,175	1.8%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	231,178	1.4%
Bonneville Co. ID SCD #91¹	4.00% due 09/15/2026	50,000	54,530	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	300,541	1.8%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	252,744	1.5%
Canyon Co. ID SCD #131 Nampa	5.00% due 08/15/2023	105,000	108,546	0.6%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	308,942	1.8%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	369,198	2.2%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	215,692	1.3%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	138,311	0.8%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	107,032	0.6%
Jerome, Lincoln & Gooding Cos. JSD #261	3.75% due 09/15/2018	125,000	130,635	0.8%
Jerome, Lincoln & Gooding Cos. JSD #261	5.00% due 09/15/2022	250,000	265,273	1.6%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	183,389	1.1%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	224,844	1.3%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	114,094	0.7%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	226,664	1.4%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	203,273	1.2%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	445,928	2.7%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	271,908	1.6%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2018	75,000	80,056	0.5%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2020	75,000	80,056	0.5%
Minidoka & Jerome Cos. ID JSD #331	4.375% due 08/15/2024	225,000	240,255	1.4%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	171,187	1.0%
Nampa ID Series B	5.00% due 08/01/2020	200,000	206,380	1.2%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	375,413	2.2%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	378,777	2.3%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	112,335	0.7%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	187,177	1.1%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	332,652	2.0%
Twin Falls Co. ID SCD #414	4.25% due 09/15/2028	445,000	509,832	3.0%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	110,348	0.7%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2022	135,000	144,225	0.9%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2024	290,000	309,816	1.9%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	220,744	1.3%
		8,935,000	9,704,721	58.0%

Continued on next page.

6	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments

Tax-Exempt Municipal Bonds — 95.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals
Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	$200,000	$234,768	1.4%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	133,242	0.8%
		315,000	368,010	2.2%

Municipal Leases
Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	152,650	0.9%
		150,000	152,650	0.9%

Pollution Control
Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	110,924	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,244	0.8%
Idaho Bond Bank Authority¹	4.125% due 09/15/2023	75,000	80,286	0.5%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	211,798	1.3%
		510,000	538,252	3.2%

Power Generation
Idaho Falls ID Electric Revenue¹	6.75% due 04/01/2019	75,000	80,000	0.5%
		75,000	80,000	0.5%

Real Estate
Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	230,586	1.4%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	458,772	2.7%
Post Falls ID LID SPA	5.00% due 05/01/2021	240,000	240,086	1.5%
		840,000	929,444	5.6%

State Education
Boise State University ID Revenues	4.50% due 04/01/2027	250,000	266,023	1.6%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	420,763	2.5%
Idaho State University Revenues	4.625% due 04/01/2024	220,000	220,345	1.4%
University of Idaho Revenues	5.00% due 04/01/2032	455,000	519,587	3.1%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	252,889	1.5%
		1,535,000	1,679,607	10.1%

Transportation
Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	202,192	1.2%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	275,045	1.7%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	212,896	1.3%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	56,277	0.3%
		710,000	746,410	4.5%

Urban Renewal
Boise City ID Urban Renewal Agency Lease Revenue	5.00% due 08/15/2020	160,000	165,139	1.0%
Boise City ID Urban Renewal Agency Lease Revenue¹	5.00% due 08/15/2021	90,000	92,652	0.5%
		250,000	257,791	1.5%

Water Supply
Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	168,139	1.0%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	106,704	0.6%
Idaho Bond Bank Authority	5.00% due 09/15/2026	185,000	200,211	1.2%
Idaho Bond Bank Authority¹	5.00% due 09/15/2026	65,000	69,580	0.4%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	108,967	0.7%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	384,416	2.3%
		955,000	1,038,017	6.2%

Total investments	(Cost = $15,363,838)	$14,770,000	16,028,583	95.9%
Other assets (net of liabilities)			692,041	4.1%
Total net assets			$16,720,624	100.0%

¹ Indicates an odd lot. See note regarding odd lot securities on page 11.

The accompanying notes are an integral part of these financial statements.	Annual Report November 30, 2014	7

Statement of Assets and Liabilities

As of November 30, 2014

Assets
Investments in securities, at value (Cost $15,363,838)	$16,028,583
Cash	558,041
Interest receivable	179,580
Insurance reserve premium	801
Receivable for Fund shares sold	318
Total assets	16,767,323
Liabilities
Accrued expenses	16,571
Payable for Fund shares redeemed	14,411
Distributions payable	8,349
Payable to affiliates	7,368
Total liabilities	46,699
Net assets	$16,720,624

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$16,052,316
Undistributed tax-exempt income	3,563
Unrealized net appreciation on investments	664,745
Net assets applicable to Fund shares outstanding	$16,720,624

Fund shares outstanding	3,032,625

Net asset value, offering and redemption price per share	$5.51

Statement of Operations

Year ended November 30, 2014

Investment income
Interest income	$559,855
Gross investment income	559,855
Expenses
Investment adviser fees	80,441
Audit fees	6,631
Chief Compliance Officer expenses	3,662
Filing and registration fees	3,089
Trustee fees	3,026
Shareowner servicing	2,530
Printing and postage	1,798
Other expenses	1,584
Custodian fees	734
Legal fees	435
Retirement plan custodial fees	109
Total gross expenses	104,039
Less shareowner servicing fees waived	(2,530)
Less custodian fee credits	(734)
Net expenses	100,775
Net investment income	$459,080

Net realized gain from investments	$8,953
Net increase in unrealized appreciation on investments	465,348
Net gain on investments	$474,301

Net increase in net assets resulting from operations	$933,381

8	November 30, 2014 Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Year ended November 30, 2014	Year ended November 30, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$459,080	$461,606
Net realized gain on investments	8,953	29,545
Net increase (decrease) in unrealized appreciation	465,348	(954,720)
Net increase (decrease) in net assets	933,381	(463,569)
Distributions to shareholders from
Net investment income	(459,139)	(461,601)
Capital gains distributions	(9,954)	(28,544)
Total distributions	(469,093)	(490,145)
Capital share transactions
Proceeds from sales of shares	2,484,759	2,303,561
Value of shares issued in reinvestment of dividends	383,208	395,157
Cost of shares redeemed	(2,103,538)	(2,768,811)
Net increase (decrease) in net assets	764,429	(70,093)
Total increase (decrease) in net assets	1,228,717	(1,023,807)

Net assets
Beginning of year	15,491,907	16,515,714
End of year	16,720,624	15,491,907

Undistributed tax-free income	$3,563	$3,622

Shares of the Fund sold and redeemed
Number of shares sold	454,324	422,138
Number of shares issued in reinvestment of dividends	70,175	72,290
Number of shares redeemed	(384,645)	(510,385)
Net increase (decrease) in number of shares outstanding	139,854	(15,957)

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$5.36	$5.68	$5.51	$5.43	$5.43
Income from investment operations
Net investment income	0.16	0.16	0.16	0.18	0.17
Net gain (loss) on securities (both realized & unrealized)	0.15	(0.31)	0.18	0.08	-
Total from investment operations	0.31	(0.15)	0.34	0.26	0.17
Less distributions
Dividends (from net investment income)	(0.16)	(0.16)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	0.00¹	(0.01)	(0.01)	0.00¹	0.00¹
Total distributions	(0.16)	(0.17)	(0.17)	(0.18)	(0.17)
Paid-in capital from early redemption fees	-	-	-	0.00¹	0.00¹

Net asset value at end of year	$5.51	$5.36	$5.68	$5.51	$5.43

Total return	5.83%	(2.70)%	6.33%	4.91%	3.26%

Ratios / supplemental data
Net assets ($000), end of year	$16,721	$15,492	$16,516	$16,117	$15,230
Ratio of expenses to average net assets
Before shareowner servicing fee waiver and custodian fee credits	0.65%	0.66%	0.62%	0.62%	0.74%
After shareowner servicing fee waiver	0.63%	0.64%	n/a	n/a	n/a
After shareowner servicing fee waiver and custodian fee credits	0.63%	0.64%	0.62%	0.61%	0.73%
Ratio of net investment income after custodian fee credits to average net assets	2.85%	2.88%	2.89%	3.27%	3.23%
Portfolio turnover rate	5%	9%	12%	4%	2%

¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report November 30, 2014	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. Six portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other six portfolios are distributed through a separate prospectus and the results of those funds are contained in a separate report.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used as of November 30, 2014, in valuing the Fund's investments carried at value.

10	November 30, 2014 Annual Report

Notes To Financial Statements (continued)

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Municipal Bonds
Financial Services	$-	$435,209	$98,472	$533,681
General Obligation	-	9,490,079	214,642	9,704,721
Medical/Hospitals	-	368,010	-	368,010
Municipal Leases	-	152,650	-	152,650
Pollution Control	-	457,966	80,286	538,252
Power Generation	-	-	80,000	80,000
Real Estate	-	929,444	-	929,444
State Education	-	1,679,607	-	1,679,607
Transportation	-	690,133	56,277	746,410
Urban Renewal	-	165,139	92,652	257,791
Water Supply	-	968,437	69,580	1,038,017
Total Assets	$-	$15,336,674	$691,909	$16,028,583

Level 3 Roll-Forward Municipal Securities
Beginning balance	$635,724
Total unrealized gains or losses	6,156
Total realized gain	29
Purchases	-
Sales	-
Maturity/call	(15,000)
Transfers into (out of) Level 3	65,000
Ending balance	$691,909

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Derivative instruments and hedging activities:
The Fund has adopted the financial reporting rules and regulations that require enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2014, the Fund did not hold any derivative instruments.

Income taxes:
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-free income dividends, and the requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 — 2013), or expected to be taken in the Fund's 2014 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to shareowners:
The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Annual Report November 30, 2014	11

Notes To Financial Statements (continued)

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2014, the Fund incurred advisory fee expenses of $80,441. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as shareowner servicing agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2014. Saturna Capital has voluntarily elected to waive the shareowner servicing fee for an indefinite period, which may cease at Saturna Capital's election, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $2,530.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2014, the Fund incurred retirement plan custodial fees of $109.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2014, the Trust incurred compensation expenses of $29,000 which is included in $44,446 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $3,026 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2014, the Fund paid $3,662 in compensation for such services.

On November 30, 2014, the trustees, officers, and their immediate families as a group directly or indirectly owned 11.16% of the outstanding shares of the Fund.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2014, and the fiscal year ended November 30, 2013, were as follows:

	November 30, 2014	November 30, 2013
Tax-exempt income	$459,139	$461,601
Capital gain¹	$9,954	$28,544

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2014 was as follows:

Cost of investments	$15,363,838
Gross tax unrealized appreciation	710,883
Gross tax unrealized depreciation	(46,138)
Net tax unrealized appreciation	$664,745

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,563
Tax accumulated earnings	3,563
Unrealized appreciation	664,745
Total accumulated earnings	$668,308

Note 6 — Investments

During the fiscal year ended November 30, 2014, the Fund purchased $1,794,142 of securities and sold/matured $716,264 of securities.

Note 7 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2014, amounted to $734.

Note 8 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	November 30, 2014 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 28, 2015

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report November 30, 2014	13

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014, to November 30, 2014).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2014]	Ending Account Value [November 30, 2014]	Expenses Paid During Period¹
Actual	$1,000.00	$1,014.60	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.62% (based on the most recent semi-annual period of June 1, 2014 through November 30, 2014) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2014 Annual Report

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 82	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 56	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Seven	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 80	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University Author	Seven	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 65	Independent Trustee since 2009	Director, ICI Mutual Insurance Company	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 68	President and Trustee since 1990	Chairman and Director, Saturna Capital Corporation Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Fund's website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2014 the Trustees, officers, and their related accounts as a group owned 11.16% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the Adviser, Saturna Capital Corporation. He holds the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

Annual Report November 30, 2014	15

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 61	Vice President since 1994	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services
(photo omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 42	Secretary since 2001	Corporate Administrator and Secretary, Saturna Capital Corporation Secretary, Saturna Trust Company
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 42	Treasurer since 2002

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 53	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds

¹ Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

16	November 30, 2014 Annual Report

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 20, 2014, the Trustees of Saturna Investment Trust discussed the question of renewing the Investment Advisory and Administration Agreement and other operating agreements between Idaho Tax-Exempt Fund ("Fund") and Saturna Capital Corporation and/or Saturna Brokerage Services (collectively known as "Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees considered that the Fund offers a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability and commitment to quality in-house service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of any mutual fund. They appreciate Saturna's focus on investors and avoidance of potential conflicts of interest. The Trustees found that the long-term investment performance of the Idaho Tax-Exempt Fund was average relative to funds in its Morningstar category. The Trustees found such information helpful in establishing expectations regarding the performance of Saturna and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Fund. The Trustees found the expense ratio to be reasonable, comparable to those of other funds in its peer group, and advantageous to shareowners given the size of the Fund, services provided, the volume of transaction orders processed by Saturna, and the expenses incurred by Saturna.

The Trustees reviewed Saturna's financial information and discussed the issue of lack of profitability related to management and administration of the Fund as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted Saturna's sharing of its revenues to pay marketing and distribution costs of the Fund.

The Trustees noted that the Fund remains small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Fund at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none.

The Trustees considered the fees charged by Saturna to other kinds of accounts. The Trustees considered the extent to which various services provided to other accounts, including Saturna's investment management, research, and customer service operations, benefit the Funds.

The Trustees concluded that the fees paid by the Fund to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the Fund's Investment Advisory and Administration Agreement and other operating agreements between Saturna and the Fund.

Annual Report November 30, 2014	17

Availability of Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at
www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at
www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

18	November 30, 2014 Annual Report

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Annual Report November 30, 2014	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted) Saturna Capital 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762 Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ending November 30, 2014, and 2013, the aggregate audit fees billed for professional services rendered by the principal accountant were $87,000 and $85,000, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2014, and 2013.

(c) Tax Fees

For the fiscal years ending November 30, 2014, and 2013, the aggregate tax fees billed for professional services rendered by the principal accountant were $19,000 and $18,000, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2014, and 2013.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2014 and 2013 were:

	Fiscal Year Ended
	November 2014	November 2013
All Other Fees	$21,500	$19,000

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2014 and 2013 were:

Fiscal Year Ended
	November 2014	November 2013
All Other Fees	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 24, 2014, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2015
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2015
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2015
Date

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